SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:	[ ] Confidential, For Use of the Commission
[ ] Preliminary Proxy Statement	Only (as permitted by Rule 14A-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to § 240.14a-12

Forward Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than  the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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December 17, 2009

To Our Shareholders:

I will begin by this letter by urging you to attend our 2010 Annual Meeting on February 9th and to VOTE your shares.  Whether or not you plan to attend, please be sure that your shares are represented by promptly completing, signing, dating, and returning the accompanying proxy card in the enclosed postage-paid envelope or vote using the phone or Internet per the instructions provided.

Your Vote is Needed

It is especially important that we receive your vote this year.  In addition to electing your slate of directors and ratifying the selection of our auditors, we are asking you to approve two items that we believe are essential if we are to achieve our previously announced strategic objective of acquiring or merging with another company to diversify and grow our business.  While no such transaction is being evaluated and no negotiations are presently ongoing, we believe that it is in the best interest of our shareholders to increase the flexibility for us to structure any such opportunities as they arise.  We cannot do this without your vote and your support.

First, we are asking you to amend Forward’s Restated Certificate of Incorporation to reduce the shareholder vote required from two-thirds of the shares outstanding, to a majority of the shares outstanding to approve important transactions. This amendment will permit a simple, democratic vote of a majority of shares outstanding to approve significant transactions, such as a merger and remove the very onerous and costly requirement of obtaining two-thirds of the shares outstanding that is an unfortunate anachronism under the New York Business Corporation Law.  The law was changed in 1999 to permit majority approval, but only if corporations in existence at the time of the change vote to make it so.  If we remain “stuck” with the two-thirds vote requirement, it will make it much more difficult, if not impossible, to obtain the votes necessary to approve a transaction requiring shareholder approval that may reinvigorate and broaden our business.

Secondly, we are asking you to approve an amendment to increase by 400,000 the shares authorized under our 2007 Equity Incentive Plan.  We believe that by having these additional shares available we will be in a much better position to incentivize our employees and further align their interest with our shareholders.  Having these shares available will also enable us to compensate key employees using a non-cash incentive and help to preserve our cash balance.  Maintaining our cash balance is critical in today’s credit environment and even more so in light of our strategic objective to expand our business via an acquisition or merger.

Fiscal 2009

You will note in the Fiscal 2009 results of operations summary below that revenue and gross profit were down largely because of weaker revenues in the diabetic product line.  Our major OEM customers for blood glucose electronic monitoring devices, not unlike OEMs in many other sectors, have been reducing costs and expenses where they can.  Cost cutting has been a major contributor to the “earnings” rebound posted by many multinationals.  The weak (but recovering?) global economy and high rates of unemployment have meant order volume reductions from some, but not all, of our customers.  The “new normal” may mean that consumer buying patterns for some products stabilize at lower-than-recent levels. The pricing environment remains extremely tight and we expect to see more pressure on our revenue and margins in this part of our business.

Sales of our “other products” line, which now includes cell phone products, was somewhat weak, but the customer diversity in this much smaller line has helped mitigate the decline.  In broad strokes, to date we have not yet been able to make up the very significant revenue loss in our cell phone product line.

Financial Results of Operations

We incurred a net loss of $1.4 million in Fiscal 2009 compared to net loss of $0.9 million in Fiscal 2008. The $0.5 million higher net loss is primarily the result of the incurrence of a provision for income tax in Fiscal 2009 compared to an income tax benefit in Fiscal 2008 (attributable to the effect of establishment of the valuation allowance in respect of deferred tax assets), lower gross profit in Fiscal 2009, and lower other income (primarily interest income) in Fiscal 2009, offset in part by lower selling, general and administrative expenses (mostly due to lower personnel expense).  Gross profit decreased primarily due to the decline in net sales, whereas other income decreased primarily due to lower average interest rates in Fiscal 2009 compared to Fiscal 2008. Net sales decreased $2.5 million, or 13%, to $17.4 million in Fiscal 2009 due primarily to lower diabetic product sales, which declined $2.3 million, or 15%, and to a lesser extent, lower sales of “Other Products” (which includes cell phone product sales). Basic and diluted loss per share was ($0.18) for Fiscal 2009 compared to ($0.11) for Fiscal 2008.

A more detailed analysis of our financial condition and results of operations for Fiscal 2009 is available in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our Annual Report on Form 10-K for Fiscal 2009, which accompanies this proxy statement.  We strongly urge you read the MD&A in the Annual Report and the other disclosures and risk factors that appear therein.  They are important to understanding your investment in Forward Industries.

2010 Outlook

As Fiscal 2010 unfolds we believe that we will experience revenue contributions from new OEM customers.  We have been working for quite some time at developing these new customer relationships, some of which are with well known multinational companies.  The contributions may not be dramatic, but I think they will be significant to our other products line including binoculars, firearms, laptop computers, medical devices, and even cell phones.  Whether this translates to overall improved revenues, gross profit, and operating results will depend on our OEM diabetic customers and whether they meet, exceed, or fall short of forecasts and our expectations.  Of course, the other significant unknown in the year ahead is whether we are able to consummate a strategic acquisition or merger.  We look forward to updating you on our progress in these areas.

Annual Meeting

We invite you to review the accompanying Annual Report on Form 10-K for the fiscal year ended September 30, 2009, and proxy documents relating to our 2010 Annual Meeting.  The Notice of Annual Meeting and Proxy Statement that follow this letter provide information concerning matters to be considered and acted upon at the Annual Meeting, scheduled to be held on February 9, 2010.  At the Annual Meeting management will provide a report on our business followed by a question and answer period.  We also expect that a representative of Kaufman, Rossin & Co., P.A., our independent registered public accounting firm, will be available at the Annual Meeting to address shareholder questions.

On behalf of the Board of Directors, management and employees, we thank you for your continued support and look forward to keeping you apprised of the Company’s developments.

Sincerely,

Douglas Sabra

President and Acting Chairman

FORWARD INDUSTRIES, INC.
1801 Green Road
Suite E
Pompano Beach, Florida 33064

NOTICE OF ANNUAL SHAREHOLDERS’ MEETING

To the Shareholders of Forward Industries, Inc., 1801 Green Road, Suite E, Pompano Beach, Florida 33064

We are sending this notice to inform you that the 2010 Annual Shareholders’ Meeting of Forward Industries, Inc. will be held on Tuesday, February 9, 2010, at 9:00 A.M., Eastern Standard Time, at the executive offices of Forward, 1801 Green Road, Suite E, Pompano Beach, Florida 33064, for the following purposes:

  To elect a Board of Directors for the current fiscal year.

  To approve an amendment to the Forward Industries, Inc. 2007 Equity Incentive Plan to increase the number of shares of Common Stock authorized for grants by 400,000 shares.

  To approve an amendment to Forward Industries’ Restated Certificate of Incorporation to reduce the shareholder voting requirement for certain significant transactions to a majority vote of all shares outstanding from two-thirds currently.

  To ratify the appointment of Kaufman, Rossin & Co., P.A., as our independent registered public accounting firm for the fiscal year ending September 30, 2010.

  To transact such other business as may properly come before the meeting.

All shareholders are invited to attend the annual meeting.  Only shareholders of record at the close of business on December 17 , 2009, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting.  A complete list of shareholders entitled to notice of and to vote at the annual meeting will be open to examination by shareholders beginning ten days prior to the annual meeting, for any purpose relevant to the annual meeting, during normal business hours at the office of the Secretary of Forward Industries, 1801 Green Road, Suite E, Pompano Beach, Florida 33064.

Whether or not you plan to attend, please be sure that your shares of common stock are represented at the annual meeting by signing, dating, and returning the enclosed proxy card in the enclosed postage-paid envelope, or you can vote using the telephone or Internet by following the instructions in the materials sent to you.

By Order of the Board of Directors

Steven A. Malsin,
Secretary

Pompano Beach, Florida

December 28, 2009

PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, OR VOTE BY TELEPHONE OR INTERNET.  THE PROXY IS REVOCABLE.  THIS MEANS THAT, AFTER YOU HAVE SIGNED, DATED, AND RETURNED THE PROXY CARD, IT WILL NOT BE USED IF YOU:  (1) GIVE WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF FORWARD INDUSTRIES, 1801 GREEN ROAD, SUITE E, POMPANO BEACH, FLORIDA 33064, AND SUCH NOTICE IS RECEIVED PRIOR TO THE VOTE TO BE TAKEN AT THE ANNUAL MEETING; OR (2) SIGN AND DELIVER A LATER-DATED PROXY CARD THAT REFLECTS CONTRARY INSTRUCTIONS; OR (3) VOTE BY TELEPHONE OR INTERNET, ON A LATER DATE, AND THE NEW PROXY IS RECEIVED BY BROADRIDGE FINANCIAL PRIOR TO SUCH VOTE; OR (4) ATTEND AND VOTE AT THE ANNUAL MEETING.

FORWARD INDUSTRIES, INC.

1801 Green Road

Suite E
Pompano Beach, Florida  33064

(954) 419-9544

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Forward Industries, Inc., a New York corporation (which we refer to as Forward, the Company, we or us), for use at our 2010 Annual Meeting of Shareholders (which we refer to as the Annual Meeting).  The Annual Meeting will be held Tuesday, February 9, 2010, at 9:00 A.M., Eastern Standard Time, at our executive offices, 1801 Green Road, Suite E, Pompano Beach, Florida 33064, and any postponement or adjournment thereof.

This Proxy Statement and accompanying proxy card and materials will be first mailed to shareholders on or about December 31, 2009, to holders of record of Forward Industries’ common stock, par value $.01 per share (which we refer to as the Common Stock), at the close of business on December 17, 2009, the record date for the Annual Meeting.

We will bear the cost of solicitation of proxies.  Our officers, directors, and employees may, without additional remuneration, assist in soliciting proxies by mail, e-mail, telephone and in person. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of shares held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials, and we may request their authority for execution of the proxies.  The Company has retained Morrow & Co., LLC to assist in the solicitation of proxies at an estimated cost of $5,000, plus reasonable expenses.

VOTING

                Whether or not you plan to attend the Annual Meeting, please be sure that shares of Common Stock that you own are represented in the voting at the Annual Meeting by (i) completing, signing, dating, and returning the enclosed proxy card in the enclosed postage-paid envelope or (ii) voting using the telephone or Internet.  Telephone and Internet voting instructions are provided on the proxy card that accompanies this proxy statement.  A control number, located on the proxy card, is designed to verify your identity and allow you to vote your shares and confirm that your voting instructions have been properly recorded.

                If your shares of Common Stock are held in “street” name—that is, your shares are registered in the name of a bank, broker, or other nominee—your broker, bank or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions.  In order to vote your shares, follow the voting instructions on the form you receive from your bank, broker, or other nominee. The availability of telephone and Internet voting will depend on the voting procedures of your bank, broker, or other nominee.

Record Date; Voting Securities

                The Board of Directors has fixed December 17, 2009, as the record date for voting at the Annual Meeting:  this means that only shareholders of record as of the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.  At the close of business on the record date, 8,075,521 shares of Common Stock were outstanding and eligible for voting at the Annual Meeting.  Each share of Common Stock entitles the holder of record on the record date to one vote on each matter to be voted on at the Annual Meeting.  Cumulative voting is not permitted.  See the information under “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” that appears later in this Proxy Statement.

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Quorum

The quorum necessary to conduct any business at the Annual Meeting consists of a majority of the shares of our Common Stock issued and outstanding on the record date, present in person or represented by proxy (received by mail, telephone, or the Internet) at the Annual Meeting.  Proxies submitted by shareholders who vote to abstain, and broker non‑votes are counted as present for purposes of determining whether the quorum requirement is satisfied even though a vote is not cast.  A broker non-vote occurs if you do not give instructions to your broker, bank, or other nominee with respect to the matters to be voted on, and if your bank or brokerage firm does not exercise its discretionary authority with respect to matters as to which it has discretionary authority, your shares will be treated as “broker non-votes” on these matters.  If a share is deemed present at the Annual Meeting for any matter, it will be deemed present for all matters.

Proxies

The shares of Common Stock represented by your properly completed and delivered proxy card or by your proxy voted by telephone or Internet will be voted in accordance with your instructions.

Regarding the proxy solicited by our Board of Directors:

  Proposal Number 1, Election of Directors, the proxy card gives you the ability to choose between approval or withholding approval of all nominees or withholding authority to vote for one or more nominees.

  Proposal Number 2, Amendment of the Forward Industries, Inc. 2007 Equity Incentive Plan to increase the authorized shares, the proxy card gives you the ability to approve, or disapprove, or abstain from voting.

  Proposal Number 3, Amendment of the Forward Industries, Inc. Restated Certificate of Incorporation to reduce the shareholder vote required on certain matters, the proxy card gives you the ability to approve, or disapprove, or abstain from voting.

  Proposal Number 4, Ratification of the Appointment of Kaufman, Rossin & Co., P.A. as our Independent Registered Public Accounting Firm for Fiscal 2010, the proxy card gives you the ability to approve, or disapprove, or abstain from voting.

We are not aware of any other matters to come to a vote at the Annual Meeting, because we have not received any submissions from shareholders.  If any such matter does arise, the persons named on the proxy card that accompanies this Proxy Statement will vote the shares represented by duly completed proxies in their discretion.

All shares of Common Stock represented at the Annual Meeting by properly executed proxies that are timely received (by mail, telephone, or Internet) and not revoked will be voted in accordance with your instructions, if any, given therein. If you sign, date, and return the proxy but you indicate no voting instructions on the proxy card, the shares of Common Stock represented by your proxy will be voted by the persons named in the accompanying proxy: (1) FOR all six of the Board of Directors’ nominees for director, (2) FOR approval of the amendment to the 2007 Equity Incentive Plan, (3) FOR approval of the amendment of the Restated Certificate of Incorporation, and (4) FOR ratification of the appointment of Kaufman, Rossin & Co., P.A. as our independent registered public accounting firm in respect of the fiscal year ending September 30, 2010.  The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, your shares of Common Stock represented by properly completed proxies received by mail, telephone, or the Internet will be voted on any such matter in accordance with the judgment of the persons named as proxies.  See “Deadline for Shareholder Proposals for 2011.”

Shareholder Revocation of Proxies

If you have duly and validly signed, dated, and submitted a proxy (by mail, telephone, or Internet), you may revoke it at any time before its exercise at the Annual Meeting if you take any one of the following four actions:  (i) deliver (by mail or otherwise) written notice of such revocation to our Corporate Secretary at the address appearing at the top of page one of this Proxy Statement before the Annual Meeting; or (ii) execute and deliver to us at Forward Industries at such address a duly and validly completed, later dated proxy card reflecting contrary instructions; or (iii) you vote by telephone or the Internet after the date of your first proxy, provided the new proxy is received by our proxy tabulation agent Broadridge Financial (which will have a representative present at the Annual Meeting) before the vote; or (iv) you attend the Annual Meeting and take appropriate steps to cast a ballot representing your shares of Common Stock in person.

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No Dissenter’s Rights

Under the New York Business Corporation Law (which we sometimes refer to as the BCL), shareholders are not entitled to dissenters’ rights of appraisal with respect to the election of directors, the proposal to amend Forward’s 2007 Equity Incentive Plan, the proposal to amend Forward’s Restated Certificate of Incorporation, or the proposal to ratify the appointment of Kaufman, Rossin & Co., P.A., as Forward’s independent registered public accounting firm for the fiscal year ending September 30, 2010.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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PROPOSAL 1

ELECTION OF DIRECTORS

General Information

For the fiscal year ended September 30, 2009 (which we sometimes refer to as Fiscal 2009), and as of the date of this proxy statement, the board of directors of the Company consists of six persons: four are non-employee, independent directors, one served as an executive officer of Forward within the last three years and is not deemed independent; and one is an executive officer and the Acting Chairman of the Board.  Under our Amended and Restated By-laws, or “By-laws”, the number of directors serving on our Board may not be more than seven nor fewer than three and is set by a resolution adopted by a majority of the entire Board of Directors. In May 2008 the number of directors was fixed at six by resolution of the Board.  All six directors are standing for re-election.

Nominees for Election as Directors

In December 2009, our Nominating and Governance Committee nominated the six individuals who currently comprise our Board of Directors for election as directors at the Annual Meeting.  Our Board of Directors accepted the Committee’s recommendations.  Accordingly, six nominees for director are to be elected at the Annual Meeting to constitute the Board of Directors for the 2010 fiscal year, which ends September 30, 2010. See “Structure and Practices of the Board of Directors;—Board of Directors and Director Independence.”

Each nominee for director is standing for election to office for a period of one year, or until his successor has been elected and qualified.  It is intended that the accompanying proxy will be voted in favor of each and all of the following persons to serve as directors, unless you the shareholder indicate to the contrary on the proxy by withholding authority to vote for one or more of the nominees named below.  The nominees are as follows:

Name	Age	Principal Occupation

John F. Chiste (a)	53

Director since February 2008; Chief Financial Officer of Falcone Group, a privately held diversified portfolio of real estate companies since 2005; Senior Vice President, Chief Financial Officer and Treasurer of Bluegreen Corporation, a publicly held developer and operator of timeshare resorts from 1997 to 2005.

Bruce Galloway (a)	52

Director since April 2002; Chairman and Chief Executive Officer of Galloway Capital Management, a private investment firm, since August 2005; Managing Director of Burnham Securities from 1993 to August 2005; Mr. Galloway serves as director of United American Healthcare Inc., a publicly held health care provider.

Fred Hamilton (a)	65

Director since February 2008; independent consultant to the marine/undersea cable industry for Fortune 500 and multinational companies since 2002; Director of United Services Automobile Association (USAA) a fortune 200 full service Financial Services Insurance, Banking, Brokerage and Real Estate company since 1999.

Louis Lipschitz (a)	64

Director since June 2005; Executive Vice President and Chief Financial Officer of Toys "R" Us, Inc. from February 1996 until March 2004. Mr. Lipschitz serves as a director of Majesco Entertainment, Inc., a publicly held software and digital content provider for electronic games; a director of New York & Company Inc., a publicly held specialty clothing chain; a director of Finlay Enterprises Inc., a publicly held specialty retailer of fine jewelry; and a director of The Children’s Place Retail Stores, Inc., a publicly held specialty children’s clothing chain.

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Name	Age	Principal Occupation

Douglas W. Sabra	50

Director since April 2006; President (Chief Executive Officer) since January 2008 and Acting Chairman of the Board since May 2008; Vice President and Chief Financial Officer of Forward from June 2000 until December 2007.

Michael Schiffman	44	Director since 1992; President and Chief Operating Officer of Forward from June 1998 until December 2007; Executive Vice President of Forward from 1992 to 1998.

Notes:

(a)    Member of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee.

Mr. Chiste is the current Chairman of the Audit Committee.  Mr. Hamilton is the current Chairman of the Nominating and Governance Committee.  Mr. Lipschitz is the current Chairman of the Compensation Committee.  It is anticipated that, if elected at the Annual Meeting, Messrs. Chiste, Galloway, Hamilton, and Lipschitz will be re-appointed as members of one or more of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee and that selection of Committee chairs for fiscal 2010 will be made as soon as practicable following the Annual Meeting.

Each of the above nominees has consented to be named in this proxy statement as a nominee and to serve as a director if elected.  The Board of Directors has no reason to believe that any nominee will not serve if elected.  However, if any nominee should be unavailable to serve or decline to serve as a director prior to the vote at the Annual Meeting, and if the Board of Directors designates a substitute nominee for such person, the persons named in the accompanying proxy will vote for the substitute nominee designated by the Board of Directors.  We know of no reason why this would occur.

Please review the information under “Executive Compensation and Related Matters—Compensation Discussion and Analysis; and—Director Compensation” set forth below for information relating to compensation paid to directors and how such compensation was determined.

Shareholders may nominate candidates for director in accordance with guidelines summarized below under “Structure and Practices of the Board of Directors—Nominating and Governance Committee”, and in compliance with the advance notice and other provisions of our Amended and Restated By-Laws.  See the information under “Deadline for Shareholder Proposals for 2011.”

Shareholder Vote Required

Assuming a quorum is achieved at the Annual Meeting, to be elected as a director a nominee must receive a plurality of the votes of Common Stock cast at the Annual Meeting by holders of shares present in person or represented by proxy and entitled to vote for the election of directors.  This means that each nominee who receives the highest vote total versus any competing nominee wins election.  Abstentions and broker non-votes will not have the effect of votes in opposition to a nominee for director.  Therefore, shareholders who do not vote, or who withhold their vote from one or more of the six nominees proposed herein and do not vote for another person in place of the nominee, will not affect the outcome of the election.  If your shares are held in “street” name by a broker, bank, or other nominee and you do not furnish voting instructions to your broker, bank, or nominee, under new rules that take effect in 2010 the broker, bank, or other nominee will not have authority to cast the votes represented by your shares for election of directors—this will be a broker non-vote.  If you timely submit a signed and dated proxy but fail to specify instructions to vote for nominees for director, the accompanying proxy will be voted in favor of each and all of the Board’s nominees by the persons named on the accompanying proxy card

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, WHICH IS DESIGNATED AS PROPOSAL 1 ON THE ENCLOSED PROXY CARD.

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STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Board of Directors and Director Independence

                Rule 5605(b)(1) of the Nasdaq Stock Market’s (“NASDAQ”) listing standards specify that a majority of our Board must consist of independent directors.  The Board of Directors has determined that each of Messrs. Chiste, Galloway, Hamilton, and Lipschitz, each of whom is a nominee for director and who together comprise a majority of our Board of Directors, is independent in accordance with applicable NASDAQ standards, including without limitation, Marketplace Rule 5605(a)(2).  These four directors constitute the entire membership of each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee of the Board of Directors in compliance with the independence standards of NASDAQ Marketplace Rules 5605(c)(2), 5605(d), and 5605(e), respectively.

Board Practices.  Exclusive of committee meetings, the Board of Directors met in person, participated in meetings by means of conference call, or acted by unanimous written consent on eight occasions during the fiscal year ended September 30, 2009.  All directors attended all of the meetings held by the Board and all of the meetings of the committees of which they are members in person or by telephone conference call, except that Mr. Galloway did not attend one conference call held by the Board.  All directors attended the Annual Meeting of Shareholders held in February 2009.  The Company maintains no formal policy mandating such attendance.

Exclusive of committee meetings, the independent director members of the Board met in executive session, without other Board members present, on two occasions during the fiscal year ended September 30, 2009.

Standing Committees of the Board of Directors

To assist it in the discharge of its responsibilities, the Board of Directors has established a separately designated, standing Audit Committee, Compensation Committee, and Nominating and Governance Committee.  The current members and principal responsibilities of each Committee are set forth below.

Each committee of the Board of Directors is required to conduct an annual self-assessment to review and assess its performance of its mandates under the charter by which it is constituted and to review the sufficiency of resources to fulfill its mandates.  Under the respective charters of the committees, each committee may retain consultants and advisors to assist it in carrying out its responsibilities.  Under each charter the Company is required to fund the Committee’s expenses (e.g., outside advisers or consultants) to enable it to discharge its responsibilities.

           Audit Committee.   Our board of directors has established a separately designated, standing audit committee, as defined in and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, or the “Exchange Act.”  The Audit Committee oversees the accounting, financial reporting, internal control over financial reporting of the Company, and audits and reviews of its financial statements.  It is the responsibility of the Committee to maintain free and open communication and coordination between and among the Committee, the Company’s independent registered public accounting firm, the Company’s internal accounting staff, and management in the execution of the above-referenced processes and functions.  The Audit Committee’s approval is required in order to engage our independent registered public accounting firm to perform the audit and non-audit services in order to assure that the provision of such services does not impair such firm’s independence.  In discharging its functions, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company as well as the Company’s external advisors.

The current members of the Audit Committee are Mr. John Chiste, who is Chairman of the Committee, and Messrs. Galloway, Hamilton, and Lipschitz.  The Audit Committee held four meetings during the fiscal year ended September 30, 2009.  Our Audit Committee was established in 1999 and is governed by a written Charter approved by the Board of Directors, which was last amended in December 2009.  A copy of the Charter, as amended, is available for viewing at our web site at: http://www.forwardindustries.com/corporate_governance.php Further information regarding the functions performed by the Audit Committee, as well as a copy of the Committee’s Report to the Board of Directors for Fiscal 2009, is set forth in this Proxy Statement under “Matters Relating to Independent Registered Public Accountants.”

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                Audit Committee Financial Expert.  Our board of directors has determined that Mr. Chiste, who is currently a member and the chairman of the Audit Committee of our Board of Directors, is an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.

The foregoing information relating to the Audit Committee is not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and such information shall not be deemed to be incorporated by reference into any prior or subsequent filing by Forward under the Securities Act of 1933 or the Exchange Act except to the extent expressly incorporated by reference into such filing.

Compensation Committee.  Our board of directors has established a separately designated, standing Compensation Committee.  The purposes and responsibilities of the Compensation Committee are to develop, establish, implement, and oversee compensation policies and programs for executive management and to recommend policies for director compensation to the Board of Directors.  Such responsibilities include the administration of our equity compensation plans and the establishment of financial and non-financial targets and objectives that will determine if executive management will be entitled to receive non-equity incentive (bonus) compensation.  The Compensation Committee issued its Fiscal 2009 Report to the Board of Directors in December 2009.  See “Executive Compensation and Related Information—Report of the Compensation Committee.”  The current members of the Compensation Committee are Mr. Louis Lipschitz, who is Chairman of the Committee, and Messrs. Chiste, Galloway, and Hamilton.  The Compensation Committee met four times during the fiscal year ended September 30, 2009.

The Compensation Committee, which was established by the Board in July 2000, is governed by a written Charter that was adopted by the Board of Directors in February 2005 and amended and restated in December 2008.  The Committee’s Amended and Restated Charter is available for viewing at our web site at: http://www.forwardindustries.com/corporate_governance.php. For detailed information relating to the processes, procedures, purposes, and functions of the Compensation Committee, as well as a copy of the Report of the Compensation Committee to the Board of Directors, see the information below under “Executive Compensation and Related Information—Compensation Discussion and Analysis;—Compensation Committee Report”, “Compensation Committee Interlocks and Insider Participation”, and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

Nominating and Governance Committee.  Our board of directors has established a separately designated, standing Nominating and Governance Committee.  The purposes and responsibilities of this Committee are to (i) to identify, evaluate, and nominate suitable candidates to our Board of Directors and its committees and (ii) develop and administer policies and procedures applicable to the processes and functioning of our Board and management such that, among other matters, conflicts of interest and inappropriate transactions with related parties are identified, reviewed, and appropriately resolved in accordance with sound corporate governance standards.  The current members of the Nominating and Governance Committee are Fred Hamilton, who is Chairman of the Committee, and Messrs. Chiste, Galloway, and Lipschitz. In December 2009, the Nominating and Governance Committee met and recommended to the Board the nominees named above for election as director at the Annual Meeting, and the Board of Directors unanimously approved such recommendations.  The Nominating and Governance Committee met two times during the fiscal year ended September 30, 2009.

In February 2007, the Charter of our Board’s Nominating Committee (as it was then called) was amended to expand the mandate of that committee to include, among other things, responsibility for identifying, reviewing, evaluating, and resolving actual or potential conflicts of interest and related party transactions between any officer or director of the Company (or any of their family members or certain affiliates) and the Company or transactions in which the Company is or might be involved.  In connection with the expanded mandate assigned to this committee, it was renamed the Nominating and Governance Committee.

Under the Nominating and Governance Committee Charter, with respect to its nominating function the responsibilities of the Nominating and Governance Committee include: identifying candidates qualified to become Board members; developing and reviewing background information on such candidates; evaluating such candidates based on their qualifications;  and making recommendations to the Board regarding such candidates.  The Nominating Committee may identify and evaluate candidates for directorships through the use of questionnaires, interviews, and other investigatory methods, including the use of search firms requiring payment of a fee, to determine the suitability of potential nominees.  The Committee’s responsibilities also include recommending to the Board the persons to be nominated for appointment to each of the Board's committees.  The Nominating and Governance Committee is authorized to retain advisors and consultants and to compensate them for their services.

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In recommending nominees for election to the Board of Directors, the Nominating and Governance Committee will seek to identify candidates who meet the current needs of our Board of Directors.  The Committee Charter does not specify minimum qualifications that must be met by a nominee.  However, the Committee Charter requires the Nominating and Governance Committee to consider, among other things, the candidate’s integrity and honesty, ability to exercise independent business judgment, background, and experience in his/her profession or chosen field of expertise. In addition, the Charter requires the Committee to consider the individual candidate’s ability to work constructively with others, the availability of sufficient time to devote to the affairs of the Company in order to carry out the responsibilities of a director, an absence of conflicts that might interfere with the proper performance of his/her responsibilities as director, and other criteria deemed relevant by the Committee.

The Nominating and Governance Committee will, on the basis of the same procedures and bases described above, consider director nominee recommendations proposed to it by shareholders, provided, as an initial step required by our By-laws, the name and address of such nominee, accompanied by relevant biographical information specified in the rules of the Securities and Exchange Commission, or “SEC”, are submitted in writing to the Secretary of the Company, are accompanied by a written statement of the candidate’s consent to serve and the amount of Common Stock owned beneficially and of record, and such submission otherwise complies with the criteria and procedures of the Committee and the Company’s By-laws.  Shareholder submissions of candidates for nominee as director are also subject to the requirements in the next paragraph.  See “Deadline for Shareholder Proposals for 2011.”

Our By-laws require a shareholder who wants to submit the name or names of nominee(s) for director of the Company to have continuously held shares of the Company’s Common Stock aggregating the lesser of at least $2,000 or one percent of the outstanding Common Stock in market value for at least one year prior to the date of the meeting at which the nominee submission is to be made, or that such shareholder is entitled to cast votes with respect to at least 5% of the Common Stock as of the date of such notice, without regard to a minimum holding period.  The shareholder must submit biographical information pertaining to the candidate that is required by the SEC in respect of a candidate in an election contest, as well as a copy of the candidate’s written consent to serve as a director on our Board.  In general, the shareholder must submit the name(s) of the desired nominee(s) not earlier than 150 days prior nor later than 120 days prior to the meeting at which the shareholder is proposing the nominee for consideration.  See “Deadline for Shareholder Proposals for 2011.”

Under the Committee Charter with respect to the Committee’s governance function the responsibilities of the Committee include the identification, review, evaluation, and approval or rejection of (i) proposed transactions involving the Company and any officer or director or party related to any such person and (ii) potential conflicts of interest arising out of transactions or arrangements involving the Company or any subsidiary and any director, executive officer, or family member or certain affiliates of any such person.  The Charter also charges the Committee with the development of governance policies with respect thereto; the review and assessment of the performance of the Board and Committees thereof and adequacy of structure and scope of the Committees of the Board; the development of and recommendation to the Board of governance principles; monitoring of compliance with the Company’s Code of Business Conduct and Ethics; and the assessment of effectiveness of the Company’s shareholder communications policy and recommendation of amendments thereto.  See the information under the caption “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters—Certain Relationships, Director Independence, and Related Party Transactions” regarding the functions of the Committee relating to potential conflicts of interest between officers, directors, and certain other persons and the Company.

Our Board of Directors established the Nominating Committee as a separately designated, standing committee and adopted a written charter governing its responsibilities in February 2005 and amended its charter to expand its mandates in February 2007.  A copy of the charter of the Nominating and Governance Committee, as amended in February 2007, is available for viewing at our web site at: http://www.forwardindustries.com/corporate_governance.php.  Information regarding certain actions taken or not taken by the Committee with respect to the Company’s code of ethics and related party transactions are posted at such website.

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Communications with the Board

                The Board of Directors welcomes communications from security holders and has unanimously adopted a written policy regarding same.  A copy of this policy is available for viewing at our web site at: http://www.forwardindustries.com/corporate_governance.php.  Communications should be sent to Forward at the address set forth on the first page of this Proxy Statement, attention: James McKenna.

Code of Ethics

                In November 2003, Forward adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees regarding standards of conduct relating to Company affairs.  The Nominating and Governance Committee is charged with assessing the adequacy of and monitoring management and director compliance with the Code of Business Conduct and Ethics.  The Code of Ethics is available for viewing at the Company’s web site at http://www.forwardindustries.com/corporate_governance.php.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each person who is currently an executive officer of Forward and is based on our records and information furnished to us by such persons.

Name	Age	Position with Forward	Held Office Since
Douglas W. Sabra.................	50	President (chief executive officer) and Acting Chairman of the Board	2008
James O. McKenna...............	36	Chief Financial Officer and Assistant Secretary	2008
Steven A. Malsin...................	62	Secretary	2005

DOUGLAS W. SABRA has served as President since his appointment effective January 2008 and as Acting Chairman of the Board since May 2008.  Prior to 2008 he served as Vice President and Chief Financial Officer of Forward since his appointment in September 2000 and has served as a director since April 2006.  Prior to joining Forward, Mr. Sabra was a Controller for Tyco Submarine Systems, where he worked from 1998 to June 2000.  Mr. Sabra retired from the Coast Guard in 1998 after 22 years of service where he held a variety of financial management positions.  Mr. Sabra received an MBA from the University of South Florida and a Bachelors Degree in accounting from Florida International University.

JAMES O. MCKENNA was appointed chief financial officer effective January 2008.  Prior to that time he served as the Company’s Controller since December 2003.  Prior to joining Forward, Mr. McKenna was employed as Assistant Controller with Medallist Developments Inc., a real estate development company, from January 2002 to December 2003.  Mr. McKenna was employed as an auditor with Ernst and Young LLP from September 1996 to December 2001 and is a Certified Public Accountant.

STEVEN A. MALSIN was appointed Secretary of Forward in January 2005.  He is, and has for more than the past five years, been engaged in private legal practice.

Pursuant to their respective employment agreements Mr. Sabra is employed as President (chief executive officer) and James O. McKenna is employed as Chief Financial Officer, in each case through December 31, 2010.  Each of these employment agreements contains automatic renewal provisions for successive one-year terms unless the executive or Forward provides 90 days prior notice of intent not to renew the agreement.  See the information below under “Executive Compensation and Related Information—Employment Agreements.”

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Discussion and Analysis

Overview

                The principal elements of the Company’s compensation programs for its executive officers are:  (i) base salary; (ii) performance-based, non-equity incentive awards as a primary element to complement base salary; and (iii) modest, sequential grants of long-term, equity-based compensation.

                These programs, as well as the program for directors’ compensation, are based in large part on the 2005 recommendations of compensation consultant James F. Reda & Associates, LLC, or “Reda Associates.”  Reda Associates was retained in July 2005 when the share price of the Company’s Common Stock achieved unprecedented levels, seen at the time as perhaps unsustainable when viewed against the Company’s prior sales and earnings history.  Reda Associates reassessed the overall compensation packages of executive officers and directors compared to executives and directors at similarly situated companies and recommended compensation goals and policies.  As a result of this detailed compensation analysis and comparison with “peer” companies and other assessments, three core recommendations emerged:  the establishment of long-term equity incentive compensation goals for management; annual, non-equity incentive compensation goals; and a compensation program for non-employee directors.  A key difference in approach to long-term equity grants to executives compared to prior years, as adopted by the current Compensation Committee, was to condition such grants on years of satisfactory service and performance versus the grant of large, one-time awards that characterized earlier practices.

                In addition, a significant factor affecting the level of long-term equity grants is the aggregate amount of grants possible under the Forward Industries 2007 Equity Incentive Plan adopted by the Company and by its shareholders in May 2007.  Under the 2007 Plan, 400,000 shares of Common Stock were authorized for grants of awards of stock options and restricted stock, of which only 75,500 shares remain available for grants of awards as of December 2009.  Under the 1996 Stock Incentive Plan, which expired in November 2006, approximately 1.8 million shares of Common Stock remained available for grant at the time of Plan expiration.  This much lower number of shares authorized for awards under the 2007 Plan compared to the 1996 Plan implies a much more modest level of grants in the near- and medium-term. The small number of shares remaining available for grant under the 2007 Plan, the need to have available 2007 Plan shares to incentivize management and employees and compensate directors with equity-based compensation, as well as the desire to have flexibility in structuring a strategic transaction of interest to the Company, led the Compensation Committee to recommend to the Board in December 2009 a 400,000 share increase in the number of shares authorized for awards under the 2007 Plan.

                In prior years, performance goals or targets set by the Compensation Committee to determine whether management, upon achievement of such goals, would be entitled to non-equity incentive compensation was based solely on the achievement of specified amounts of pre-tax, or operating, income (with certain eliminations).  However, in light of operating losses in Fiscal 2007 and 2008, in significant measure due to changes in the Company’s cell phone case customer market, and, in addition, in Fiscal 2009 due to the global recession, the Compensation Committee deemed it appropriate in respect of Fiscal 2009 to establish financial targets that are based on more flexible indicia of operating performance and to reserve to itself discretion to award bonus based on additional factors, including non-financial goals. Such factors include, among others, restraints on growth in operating expenses, conservation of cash, progress toward an acquisition, as well as the caliber of the executive’s discharge of the responsibilities of his office that manifestly inure to the benefit of the Company.  See “Fiscal 2009 Compensation” and “Action for Fiscal 2010.”  No Named Executive Officer earned non-equity incentive compensation in Fiscal 2007, 2008, or 2009.

Compensation Philosophy

    Under its Charter the Compensation Committee is responsible for developing the Company's compensation policies and structure and programs and compensation levels for executives and directors of the Company consistent with such policies and structure.  There is no authority under the Committee’s Charter to delegate these functions.  The goals of the Company's compensation policies and programs are to (i) offer competitive compensation that will attract and retain the type of high caliber executives and directors necessary to achieve the Company's business objectives and (ii) align the interests of executives with the long-term interests of the Company and its shareholders. The Company has traditionally primarily used (i) base salary, (ii) annual, non-equity performance-based compensation, and (iii) equity grants of stock or stock options to meet its objectives for executive compensation.  The Committee considers all three forms of compensation to be appropriate elements of a compensation package, and views performance-based, non-equity incentive compensation (or bonus, as previously termed), and restricted stock as serving an incentive function as well as a compensation function.

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                The Compensation Committee does not currently maintain a formula according to which each of the three elements of compensation is assigned a fixed or variable percentage of the entire package.  Traditionally, salary has been the primary element, complemented in value in varying percentages by non-equity incentive compensation and grants of equity-based compensation.

                Based largely on the recommendations of Reda Associates, non-employee directors have been compensated under a program of a combination of (i) annual cash stipends plus a fixed cash amount per Board and committee meeting attended and (ii) annual grants of options to purchase 10,000 shares of Common Stock at exercise prices equal to the closing price of the Company’s Common Stock on the Nasdaq SmallCap Market on the grant date.

Executive Compensation

                Base Salary

Base salary represents the fixed component of the executive compensation program.  Determination of base salary levels is established based on (i) appropriate, recurring reviews of marketplace competitiveness with similarly situated companies, (ii) the executive’s contribution to Company operational competence, and (iii) internal relationships, such as longevity in the Company’s employ. Periodic increases in base salary are tied to contribution to overall performance, length of service, and other factors such as the quality of execution of specific mandates set by the Board, Company financial performance, and general business and economic conditions.

                Non-equity Incentive Compensation (Bonus)

Bonus represents the variable cash component of the executive compensation program and is tied to achievement of (i) fiscal year-end financial goals that are set annually and (ii) qualitative objectives determined from time to time by the Compensation Committee in its discretion.  While the Committee’s compensation philosophy is to base a portion of the executives’ cash compensation on bonus, no executive is guaranteed a bonus.  Annual bonus must be earned, in whole or a percentage part, based on the Company’s achievement in whole or part of the performance targets.  Financial targets are established at the beginning of each fiscal year by the Compensation Committee, based primarily on the prior year’s operating results, on management’s projections for the current fiscal year, and the Compensation Committee’s assessment of business conditions likely to affect operations.

                Long-term incentives:  Stock Options and Restricted Stock Awards

The Compensation Committee believes that an important goal of the executive compensation program is to provide executives with an opportunity to increase their ownership of Common Stock and to gain financially if the Company’s stock price increases.  This applies also to key employees who have significant sales or administration responsibility roles in the future success of the Company. This approach promotes closer alignment between the best interests of shareholders and those of executives and employees.  In addition, the Committee believes that such awards also serve as a retention tool for valued key employees.  During Fiscal 2009 eight key employees received grants under the 2007 Plan.

                Retirement and Severance Compensation

                The Compensation Committee has no fixed policy regarding the grant of severance benefits.  Rather, severance compensation is determined on a case-by-case basis depending on the executive’s term of service, his performance in his position, and other factors.  See the information included in this Report under “Fiscal 2008 Compensation” and under “Post-Employment Compensation” and “Employment Agreements” in the Company’s Proxy Statement.

                Other Compensation

                Executive officers participate in benefits offered to all employees generally, including health. life, and disability insurance, and partial matching Company contributions to 401K plans.  In addition, under their respective employment agreements, each named executive officer has received a monthly allowance or set expense reimbursement for the use and maintenance of an automobile.

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Director Compensation

Our program for compensation of non-employee directors was amended in November 2005 in response in part to Reda Associates’ recommendations and, as amended, was unanimously approved by the Board of Directors.  Subsequent to that time, this program has continued in place with minor changes and been approved annually by the Board of Directors.  Under this program, each non-employee director receives an annual stipend of $20,000, payable in quarterly increments of $5,000, and the chairman of each committee receives an additional $2,000 stipend per committee chair. In addition, each non-employee director receives $2,000 for each board meeting attended (except those held via conference call—see “Action for Fiscal 2009”), and $1,000 for each committee meeting attended (unless attended in conjunction with a board meeting, in which case no additional fee is paid) and is entitled to reimbursement for actual and reasonable travel expenses incurred for attendance at such meetings.  In addition, since 2003, it has been the policy to grant annually options to purchase 10,000 shares of Common Stock at an exercise price equal to the market price on the date of the grant as quoted on the Nasdaq SmallCap Market.  Executive officers who also serve on the Board of Directors receive no director’s compensation for such service. The Committee makes recommendations to the full Board with respect to compensation of directors, and approval by the full Board is required in respect of such matters.

Compensation Committee Practices

                The Compensation Committee has not adopted any practice in which any element of executive or director compensation is benchmarked to any standard.

                In conjunction with each fiscal year-end meeting of the Board, the Compensation Committee meets to discuss and fix the targets that will determine whether and how much non-equity incentive compensation may be earned by executive officers in respect of the next fiscal year.  In the case of targets based on meeting a specified amount of operating income, it has not been the policy or practice of the Compensation Committee to exercise discretion in, relax, waive, or modify non-equity incentive compensation targets during a fiscal year when it has become apparent that the target would not be achieved or might be too easily achieved.  Rather, the practice has been to adjust the target in the subsequent year in balance with anticipated results in an effort to promote executives’ optimal performance with an appropriate target.   In December 2008, the Committee incorporated an element of flexibility in its approach by adopting dual targets for management to meet to be eligible to earn non-equity incentive compensation.  See “Fiscal 2009 Compensation” below.

                Before an executive’s employment term is due to expire, the Committee meets to determine terms and conditions of renewal or post-employment compensation, as applicable.  Out of cycle adjustments to salary or other elements of compensation are not typical, but do occur upon a change in title or when situations involving particular merit warrant.  The chief executive officer does not participate in the decision-making or discussions of the Committee except to make recommendations relating to other executives and employees.  It is Committee practice and a NASDAQ rule that the chief executive may not be present at Committee discussions of his compensation.

                Grants of stock option and restricted stock awards are typically approved by the Compensation Committee in conjunction with Board and Committee meetings held on the day before the Company publicly announces its financial results for a quarterly or annual period.  The practice of the Compensation Committee is to set the grant date, and tie the exercise price of options or the price of restricted stock, at which awards are issued (for financial reporting purposes under FAS 123(R)), to the closing price of the Company’s Common Stock on the second trading day after results are announced.  The Compensation Committee believes that grants of equity awards should be made at a price that reflects the public trading markets’ full accounting of the most current earnings release.

Fiscal 2009 Compensation

Executive Officers.  The base salaries of $250,000 for Mr. Sabra and $175,000 for Mr. McKenna did not change in Fiscal 2009.  Operating losses incurred during the past three fiscal years and the poor economy were the significant factors in this decision, together with the $25,000 and $45,000 per annum increase each of Messrs. Sabra and McKenna, respectively, received effective January 2008 in connection with their succession to their present positions.

In December 2008 the Committee approved performance-based targets that, if achieved, would determine whether non-equity incentive compensation would be earned in respect of Fiscal 2009 by Messrs. Sabra and McKenna.  Dual targets were established:  Messrs. Sabra and McKenna were eligible to earn 5% and 2%, respectively, of operating income (exclusive of “other income (expense”)), recorded by the Company in Fiscal 2009.  This target was believed by the Committee to be difficult of achievement, but not unreasonable, because of operating losses and adverse sales trends in Fiscal 2008 and 2007.  No compensation was earned by either executive under this metric as the Company incurred an operating loss for Fiscal 2009.  The second target set by the Committee was based on achievement of one or more of operational, financial, execution, or other goals in Fiscal 2009.  The discretionary targets reflect the flexibility the Committee believed it needed to preserve in order to maintain incentives for the executive against the background of a poor economy and adverse sales trends as well as the Committee’s desire for these executive officers to devote a significant amount of their time to evaluation of potential acquisition candidates.  The Committee in December 2009 determined not to award any bonus compensation to the Named Executive Officers in respect of Fiscal 2009, even though the Committee commended their accomplishments in maintaining cash balances, reducing operating expense, and effectively assessing acquisition targets.

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In December 2008 the Committee also determined to award Mr. Sabra and Mr. McKenna 15,000 shares and 6,000 shares, respectively, of restricted stock pursuant to the 2007 Plan. These awards vest in equal amounts over three years commencing on the first anniversary of the grant date of December 18, 2008, the close of business on the second business day after release of  results of operations for Fiscal 2008.  The grant price was the closing price of Common Stock on the grant date.  This award reflected the Committee’s belief that the award of equity-based compensation serves as a significant incentive to a high level of performance as well as a retention incentive.  The respective amounts of restricted stock granted reflect the Committee’s assessment of the anticipated contributions by each executive.

                Directors.  In February 2009 the Compensation Committee recommended to the Board the award of options to purchase 10,000 shares of Common Stock to each of the five non-executive directors on the Board.  The Board on February 11, 2009, approved these grants, which were made at the closing price of the Common Stock on the grant date, or $1.80, per share.  In December 2008, the Compensation Committee voted unanimously to reduce directors’ fees for participation in telephonic meetings of the Board and Committees of the Board from $2,000 to $500 per meeting, subject to certain exceptions for meetings on specified matters involving extraordinary preparation as the Compensation Committee may, from time to time, determine.  The Committee determined this action to be appropriate in light of the nature and size of the Company, the depressed state of its recent results of operations, and general conditions in the economy.  Other elements of director compensation were not changed.

Fiscal 2008 Compensation

Executive Officers.  Effective upon the retirement of Jerome E. Ball as Chief Executive Officer on December 31, 2007, Douglas W. Sabra succeeded Mr. Ball as president (chief executive officer), and James O. McKenna succeeded Mr. Sabra as chief financial officer.  Mr. Sabra and Mr. McKenna have been serving in those capacities since January 1, 2008.

In November 2007 the Compensation Committee determined to increase by $25,000 and $45,000 the base salary of Mr. Sabra and Mr. McKenna, to $250,000 and $175,000, respectively, upon their succession to their new offices, effective January 1, 2008.  In addition, the Committee approved awards to Mr. Sabra and Mr. McKenna of 20,000 shares of restricted stock and 3,000 shares of restricted stock, respectively, under the 2007 Plan.  These awards of restricted stock vest one-third on January 2, 2009, one-third on January 2, 2010, and one-third on January 2, 2011.  The Compensation Committee determined that Mr. Sabra merited the increase and grant in view of his performance as chief financial officer, the discipline brought to the Company’s financial function, his increased responsibilities as chief executive officer, and the level of compensation paid to Mr. Ball under his expiring contract, as well as to establish an incentive and retention component.  The Committee determined that Mr. McKenna merited the increase and grant in light of his past performance as Controller and in view of his increased responsibilities.

Also in November 2007, the Compensation Committee determined that Mr. Sabra would be eligible to earn non-equity incentive compensation equal to 3% (i.e., three percent) of the amount, if any, of the Company’s pre-tax income (net of “other income (expense)”) for Fiscal 2008.  The Compensation Committee reserved to its discretion the award of non-equity incentive compensation to Mr. McKenna.   These targets were set by the Committee after the Company for Fiscal 2007 recorded its first operating and net loss in a number of years and reflected (i) an expectation that operating results in the cell phone sector could turn around after two consecutive years of declines and (ii) a movement toward more flexible targets rather than a hard target of a specified level of pre-tax income. Based on the Fiscal 2008 pre-tax loss, neither Mr. Sabra nor Mr. McKenna earned any bonus tied to achieving that target.

In August 2008 the Company entered into an amended and restated employment agreement with Mr. Sabra and entered into an employment agreement with Mr. McKenna.  The primary purpose of these actions was to grant change of control protection and benefit.  After extended deliberations, the Compensation Committee concluded that such protection was appropriate in light of a number of factors, including the Company’s significant cash balances that might make the Company attractive to potential acquirers, conditions in the capital markets, and significantly, the benefits to the Company of retaining the focused services of Messrs. Sabra and McKenna, each of whom might perceive the term of his employment at risk from an arbitrary termination at the hands of successor board and management in case of a change of control.  The definition of “change of control” and terms of the change of control protection and related payments are summarized in the Company’s Proxy Statement under the caption “Executive Compensation and Related Information—Post-Employment Compensation;—Employment Agreements.”

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Mr. Sabra’s amended and restated Agreement also effected certain changes to his pre-existing agreement, including the following:  extension of the employment term by one year to December 31, 2009, from December 31, 2008; modification of the target for determining whether he is entitled to earn non-equity incentive compensation (bonus) in the fiscal year ended September 30, 2009 to permit the Compensation Committee to set targets that may or may not include pre-tax income; and clarification that in case of termination without cause (not in connection with a change of control), Mr. Sabra would receive salary for the greater of six months or the balance of the term remaining at the time of termination  The Committee believed that the extension of the term by one year was operationally expedient because renewal notification would have been required in September 2008 in any event under the pre-existing agreement.  The determination to base target for determining whether bonus would be earned on a more flexible set of criteria was warranted in the Committee’s view because of the incurrence of operating losses that are in significant part attributable to a set of customer-specific issues.  The last change, relating to severance, resolved an ambiguity in the language of his pre-existing agreement.

Under his new Agreement, with an initial term expiring December 31, 2009, Mr. McKenna’s salary for service as chief financial officer of the Company was not modified, and Mr. McKenna became eligible to earn bonus compensation based on achievement of targets set by the Compensation Committee in respect of each fiscal year during the term.  In addition, if his employment is terminated without cause (not in connection with a change of control), Mr. McKenna is entitled to six months of severance at the prevailing salary rate.  The Compensation Committee determined that, in connection with the decision to grant change of control protection, the formal framework and predictability of a defined term of service and terms of compensation were appropriate.

Directors.  During Fiscal 2008 non-executive directors received cash and equity-based compensation in accordance with the Company’s program for director compensation.  The Compensation Committee’s evaluation in each year was that no changes were necessary or appropriate to this program.

Action for Fiscal 2010

                General.  As of December 2009 only 75,500 shares remained available for grants of awards under the 2007 Plan.  Accordingly, in December 2009 the Compensation Committee recommended, and the Board of Directors approved, a proposal to increase the number of shares authorized for awards under the 2007 Plan by 400,000 shares.  Without the proposed amendment, and if shareholders fail to approve it, the Company would not have the means to make equity-based awards to management, employees, or directors under their respective programs or any significant flexibility in structuring a strategic transaction of interest to the Company.

    Executive Officers.  Effective September 2009, based on the recommendation of the Compensation Committee, with which the Board concurred, the term of employment of each of Messrs. Sabra and McKenna was extended to December 31, 2010.  The Compensation Committee made this determination, despite the probability of an operating and net loss in Fiscal 2009, based on management’s ability to maintain Company cash balances and mitigate increases in operating expenses, management’s efforts in evaluating potential acquisition targets, the difficult global economy, and the continuing adjustment to the loss of a major cell phone customer.  Compensation levels were not adjusted at such time, and no other changes were made to the terms of the executives’ employment agreements.

In December 2009 the Committee approved the terms of performance-based targets to determine non-equity incentive (bonus) compensation, if any, that can be earned in respect of Fiscal 2010 by Messrs. Sabra and McKenna pursuant to their respective employment agreements.  As in Fiscal 2009, the Committee fixed both financial and non-financial targets, as follows:  Mr. Sabra: 5% of operating income up to $1,000,000 and 10% of operating income in excess of $1,000,000, capped at 100% of base salary; Mr. McKenna: 2% of operating income up to $1,000,000 and 4% of operating income in excess of $1,000,000, capped at 70% of base salary.  For purposes of calculating operating income as the basis on which bonus is paid, the amount of bonus payable would be a deduction from operating income and “other income (expense)” would be excluded. In addition, Messrs. Sabra and McKenna may be entitled to bonus based on achievement of one or more of operational, financial, execution, or other goals at the end of Fiscal 2010, in the discretion of the Committee.  The Committee believes the operating income goals to be challenging, in light of recent years’ operating losses, but achievable if management can reverse certain sales trends.  The discretionary targets reflect the flexibility the Committee believes it needed to preserve in order to maintain incentives in the background of a very uncertain economy and financial markets and in the event an acquisition is achieved that has a short term negative impact on operating income.

In December 2009 the Committee determined to award Mr. Sabra and Mr. McKenna 20,000 shares and 15,000 shares, respectively, in each case one-half in restricted stock and one-half in options to purchase Common Stock, pursuant to the Company’s 2007 Plan. These awards vest in equal amounts over three years commencing on the first anniversary of the grant date, which was the close of business on the second business day after release of  results of operations for Fiscal 2009, or December 11, 2009  and shall have a grant price per share as of the close of trading on the grant date.  This award reflects the Committee’s commitment to award equity-based compensation as an incentive component to the Named Executive Officers in proportions perceived to reflect anticipated contributions by each executive.

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                Directors.  In August 2009, the Compensation Committee voted unanimously not to recommend any changes in the directors’ compensation program to the Board of Directors.  If option awards are to be granted in accordance with the directors’ compensation program, the Compensation Committee’s practice has been to consider such awards at its meeting following the Annual Meeting of Shareholders, in this case February 2010.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis.  Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement in respect of the 2010 Annual Meeting of Shareholders.

Submitted by Members of the

Compensation Committee*:

John Chiste

Bruce Gallowqy

Fred Hamilton

Louis Lipschitz, Chairman

The report of the Compensation Committee is dated December 8, 2009

The report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to the SEC’s proxy rules (other than as specified), or to the liabilities of Section 18 of the Exchange Act, except to the extent we specifically request that the information be treated as soliciting material or specifically request that the information be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, other than by incorporation of the Report by reference into our Annual Report on Form 10-K in respect of the fiscal year ended September 30, 2009.

Compensation Committee Interlocks and Insider Participation

During Fiscal 2009, and as of the date of this Proxy Statement, none of the members of the Compensation Committee is or has been an officer or employee of the Company and no executive officer of the Company served on the compensation committee, board of directors, or equivalent body of any company that employed any member of the Company’s Compensation Committee or Board of Directors in any capacity.

Summary Compensation Table

The following table sets forth certain summary information for the fiscal years ended September 30, 2009, 2008, and 2007, showing all compensation paid or earned for services rendered in all capacities for those years of service by (i) each person who served as our President/Principal Executive Officer or our Principal Financial Officer during any such period, and (ii) our Chief Operating Officer, who was the only other executive officer whose total compensation exceeded $100,000 during Fiscal 2009, 2008 and 2007. We refer to the officers in the table below collectively as our Named Executive Officers.

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SUMMARY COMPENSATION TABLE
Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards($) (1)	All Other Compensation ($) (2)	Total ($)
Douglas W. Sabra(3) Acting Chairman of the Board Principal Executive Officer	2009 2008 2007	250,000 243,750 220,000	40,327 44,992 40,718	29,701 25,922 21,434	320,028 314,663 282,152
James O. McKenna(3) Principal Financial Officer	2009 2008	175,000 163,750	10,397 6,749	16,687 12,162	202,084 182,661
Jerome E. Ball(3)(4)(5) Chairman of the Board and Principal Executive Officer	2008 2007	81,250 325,000	-- --	151,513 31,819	232,763 356,819
Michael M. Schiffman(3)(5)(6) President and Chief Operating Officer	2008 2007	81,250 325,000	-- --	165,812 20,416	247,062 345,416

(1)                The amount shown under “Stock Awards” represents the compensation cost of the awards to the Company in each year shown in the Table computed in accordance with FAS 123(R).  Generally, under FAS 123(R) compensation cost is initially measured based on the grant date fair value of the award and recognized over the period or periods during which an employee is required to provide service in exchange for the award (the vesting period).  FAS 123(R) also requires the calculation of potential award forfeitures, which information is not presented in the table.   See the table “Grants of Plan Based Awards in Fiscal 2009” for the grant date fair value of the award.  See Note 7 to the Financial Statements included in our Annual Report on Form 10-K for Fiscal 2009 that accompanies this Proxy Statement for a description of the assumptions used in valuing awards of stock options and restricted stock grants.

(2)          The following table sets forth the components of All Other Compensation.

ALL OTHER COMPENSATION
Name	Fiscal Year	Auto ($)	Company Contributions to Retirement & 401(K) Plans ($)	Severance	Total ($)
Douglas W. Sabra	2009 2008 2007	16,457 17,527 15,061	13,244 8,395 6,373	-- -- --	29,701 25,922 21,434
James O. McKenna	2009 2008	6,923 5,541	9,764 6,621	-- --	16,687 12,162
Jerome E. Ball	2008 2007	5,263 23,619	-- 8,200	146,250	151,513 31,819
Michael M. Schiffman	2008 2007	3,312 14,216	-- 6,200	162,500 --	165,812 20,416

(3)           Before becoming Principal Executive Officer on January 1, 2008, Mr. Sabra served as Principal Financial Officer for the first quarter of Fiscal 2008 as well as for all of Fiscal 2007.  Mr. McKenna began service as Principal Financial Officer on January 1, 2008.  Mr. Ball served as Principal Executive Officer for the first quarter of Fiscal 2008 as well as for all of Fiscal 2007.  Mr. Schiffman served as President (but not chief executive officer) and Chief Operating Officer for the first quarter of Fiscal 2008 as well as for all of Fiscal 2007.

(4)           Pursuant to the terms of a consulting agreement effective January 1, 2008, Mr. Ball and his estate received a total of $146,250 in Fiscal 2008, including $100,000 as a death benefit in May 2008.  Such compensation may be deemed paid in connection with his retirement upon expiration of his employment agreement on December 31, 2007.

(5)           Executive Officers do not receive director compensation during their term of service as executive officer.  Mr. Ball and Mr. Schiffman began receiving director compensation commencing January 1, 2008, after the expiration of the terms of service as executive officers.  Mr. Ball died in April 2008 and received no director compensation for Fiscal 2009.  See “Director Compensation”, below for information relating to director compensation paid to Mr. Schiffman.

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(6)           In connection with expiration of his employment agreement on December 31, 2007, we entered into a severance agreement with Mr. Schiffman pursuant to which the Company paid him $162,500.

                In the above tables, all salary amounts were paid in accordance with the terms of the Named Executive Officers’ respective employment agreements applicable to the year(s) of service.  Mr. Sabra’s agreement was amended in November 2006 to increase salary to an annual rate of $225,000 and again effective January 2008 to increase salary to an annual rate of $250,000 upon succeeding Mr. Ball as President (chief executive officer).  Mr. McKenna’s salary was increased to $175,000 from $130,000 effective January 2008 upon becoming Principal Financial Officer.  In August 2008, he entered into an employment agreement that maintained that salary level.

                In December 2009, the Compensation Committee determined not to award any non-equity incentive compensation to either of Messrs. Sabra and McKenna based on non-achievement of financial and discretionary, non-financial performance targets set in December 2008.  No non-equity incentive compensation based on achieving financial targets was paid to any of the Named Executive Officers in Fiscal 2009, Fiscal 2008, or Fiscal 2007 because financial targets established by the Compensation Committee in order to earn such compensation were not achieved in any such year.  Accordingly, no disclosure of this element of compensation is shown in the Summary Compensation Table.  The restricted stock awards to Mr. Sabra and Mr. McKenna are more fully described in the next table.

                All items of “All Other Compensation” in the table in note (2) above were paid in accordance with the terms of the Named Executive Officers’ employment agreements.  These items of compensation are not paid to employees generally, except in the case of contributions to 401K plans.  Under that benefit, employees receive matching contributions equal to a percentage of  the employee’s contribution to the 401K plan.

Grants of Plan-Based Awards in Fiscal 2009

The following table sets forth information concerning grants of plan-based awards to each Named Executive Officer who received an award in Fiscal 2009.

GRANTS OF PLAN- BASED AWARDS
Name	Approval Date	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	All Other Stock Awards: Grant Date Fair Value ($)
Douglas W. Sabra	12/09/2008	12/18/2008	15,000	31,050
James O. McKenna	12/09/2008	12/18/2008	6,000	12,420

In December 2008 the Compensation Committee of the Board of Directors, as administrator of the Forward Industries, Inc. 2007 Equity Incentive Plan, approved grants to Messrs. Sabra and McKenna  of 15,000 and 6,000 shares respectively, of restricted common stock, one third of each of which grants is scheduled to vest on December 18, 2010,  2011, and  2012.  Under the Plan, the Company may grant to employees, officers, and directors restricted stock and options to purchase our Common Stock at grant prices (or equivalent values) and exercise prices equal to the market price of our Common Stock on the Nasdaq SmallCap Market on the date of grant.

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Outstanding Equity Awards at Fiscal Year-End 2009

                The following table shows the amount and value of equity-based awards granted to the Named Executive Officers that were outstanding at the end of Fiscal 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards (1)			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)
Douglas W. Sabra				28,333 (2)	48,449 (4)
James O. McKenna	--	--	--	8,000 (3)	13,680 (4)
Jerome E. Ball	--	--	--	--	--
Michael M. Schiffman	--	--	--	--	--

(1)	There were no outstanding stock options that were unexercisable or unearned as of September 30, 2009.

(2)

Of these shares of restricted stock, 13,333 are part of a January 2, 2008 grant, of which 6,667 and 6,666 vest on January 2, 2010, and January 2, 2011, respectively, and 15,000 were granted on December 18, 2008, of which 5,000, 5,000 and 5,000 vest on December 18, 2009, 2010, and 2011, respectively.

(3)

Of these shares of restricted stock, 2,000 are part of a January 2, 2008 grant, of which 1,000 and 1,000 vest on January 2, 2010, and January 2, 2011, respectively, and 6,000 were granted on December 18, 2008, of which 2,000, 2,000 and 2,000 vest on December 18, 2009, 2010, and 2011, respectively.

(4)

Market value was calculated using the closing bid price of the Company’s common stock on September 30, 2009, or $1.71 per share.  As of December 10, 2009, the closing bid price of the Common Stock was $2.04.  The closing bid price of the Common Stock on the grant dates of January 2, 2008 and December 18, 2008 were $2.37 and $2.07 per share, respectively.  See Note 7 to the Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009, which accompanies this Proxy Statement for a description of the assumptions with respect to the valuation of awards of options and restricted stock.

2009 Option Exercises and Stock Vested

The following table shows (i) the number of shares acquired and the value realized as a result of option exercises by the Named Executive Officers in Fiscal 2009 and (ii) the value of restricted stock awards that vested in Fiscal 2009.  The restricted stock grants were made pursuant to the 2007 Plan.

OPTION EXERCISES OR STOCK VESTED
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)
Douglas W. Sabra	--	--	13,333	$25,866
James O. McKenna	--	--	2,000	$3,880

(1)

Value realized on the vesting date is computed using the closing price of the Common Stock as quoted on the Nasdaq SmallCap Market on the vesting date.  See Note 7 to the Financial Statements included in our Annual Report on Form 10-K for Fiscal 2009, which accompanies this Proxy Statement for a description of the assumptions underlying the valuations of compensation expense recorded on the income statement for Fiscal 2009.

Pension Benefits

We maintain no pension plans or other long-term incentive plans or arrangements available to any employees.

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Nonqualified Deferred Compensation

We maintain no nonqualified defined contribution or deferred compensation plans or arrangements.

Post-Employment Compensation

The Company does not maintain any pension, deferred compensation, or other post-employment compensation for executives or employees other than its 401K plan and, as the case may be, pursuant to the terms of employment agreements with its executive officers.  The employment agreements with each of Mr. Sabra and Mr. McKenna expire December 31, 2010.   The following discussion of post-employment compensation applies to the agreements of Mr. Sabra and Mr. McKenna only; none of the other Named Executive Officers has any post-employment entitlements as of September 30, 2009, or thereafter.  See the Table under “Payments Upon Termination of Employment” and “Employment Agreements”, below, for further information relating to the terms of employment.

Termination for Cause

Upon termination of employment for “cause” (the term “cause” is summarized below under “Employment Agreements”), the Named Executive Officer is entitled to (i) earned and unpaid salary accrued through the date of termination, (ii) compensation for any unused personal holidays and unused vacation days accrued in the fiscal year in which termination occurs through the date of termination, (iii) all unreimbursed business-related expenses, and (iv) accrued and unpaid benefits (other than bonus, for which he is not eligible) that may be due the executive on the date prior to the date of termination under any employee benefit plan or program, including stock options, grants of restricted stock or other benefits that are vested on such date.

Termination without Cause or by Executive for Good Reason (not in connection with a Change of Control)

Upon termination of employment by the Company without cause or by the executive for good reason (the term “good reason” is summarized below under “Employment Agreements”), not in connection with a change of control, the executive is entitled to (i) earned and unpaid salary accrued through the date of termination, (ii) salary at the rate in effect (prior to any rate reduction giving rise to good reason) at termination for six months payable in a lump sum within 15 days as severance (except that in the case of Mr. Sabra only, in case of termination of employment without cause not in connection with a change of control, Mr. Sabra is entitled to receive severance at the rate in effect at the date of termination equal to the greater of (a) six months or (b) the balance of the term remaining under the agreement), (iii) unreimbursed business-related expenses, (iv) compensation for any unused personal holidays and unused vacation days accrued to the date of termination in the fiscal year in which termination occurs, (v) except in case of non-renewal occurring at end of term, the ratable amount of bonus to which executive may be entitled, and (vi) any accrued and unpaid benefits, including stock options, grants of restricted stock or other benefits that are vested, as of the date prior to the date of termination, under any employee benefit plan or program.  The Company’s election to give notice of non-renewal in connection with the end of the term is considered to be termination without cause.

Termination upon disability or death

Upon termination of employment in the event of disability (the term “disability” is summarized below under “Employment Agreements”) or death, the executive or his estate is entitled to (i) earned and unpaid salary through the date of termination, (ii) all unreimbursed business-related expenses, (iii) compensation for any unused personal holidays and unused vacation days accrued to the date of termination in the fiscal year in which termination occurs, (iv) the ratable amount of bonus to which the executive may be entitled (excluding any pro ration for period of disability), and (v) any accrued and unpaid benefits, including stock options, grants of restricted stock or other benefits that are vested, as of the date prior to the date of termination, under any employee benefit plan or program, as well as benefits under disability, life, and group life insurance policies, as the case may be.

Termination Without Cause or for Good Reason in Connection with a Change of Control

Upon termination of employment by the Company without cause or by the executive for good reason, in either case within one year after the occurrence of a change of control (the term “change of control” is summarized below, under “Employment Agreements”), each executive is entitled to (i) severance at his prevailing salary rate for 12 months (prior to any rate reduction giving rise to good reason), (ii) immediate vesting of any unvested options and restricted stock pursuant to applicable equity compensation plans, and (iii) the benefits listed above under termination without cause/for good reason not in connection with a change of control, except for severance, which he is entitled to receive as described in this paragraph).   Mr. Sabra would not be able to terminate his employment for good reason after a change of control as long as he was one of the three most senior and highly compensated executives in the entity surviving after a change of control.  Mr. McKenna would not be able to terminate his employment for good reason after a change of control as long as he was employed as an executive in the financial department in the entity surviving after a change of control.

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The table below sets forth information concerning the potential payments upon termination of employment for each Named Executive Officer to whom the Company has a post-employment compensation obligation. Information is provided as if the termination, death, disability, or change in control had occurred as of September 30, 2009.  No Named Executive Officer was entitled to non-equity incentive compensation (bonus) in Fiscal 2009, because the Company’s operating and other results failed to meet the targets established by the Compensation Committee of the Board of Directors in order for such compensation to be earned.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
Name	Termination For Cause (1)	Termination without Cause or by Executive for Good Reason (not in connection with a Change of Control)	Termination upon disability or death (1)	Termination Without Cause or for Good Reason in Connection with a Change of Control
Douglas W. Sabra	--	125,000 (2)	--	298,449 (3)
James O. McKenna	--	87,500 (4)	--	188,680 (5)

(1)

The amounts owed under these circumstances would be limited to accrued salary and benefits payable at the time such termination occurred.  Had the executive qualified to earn bonus during the fiscal year, the executive would have been entitled to his pro rata share of bonus at termination (no bonus is earned during any period the executive is determined to be disabled).

(2)

If Mr. Sabra’s employment agreement is terminated by the Company without cause then he is entitled to payment of his base salary for the greater of six months or the remaining term of his contract.  At September 30, 2009 Mr. Sabra had three months remaining on his contract so this amount represents six months base salary.  On October 2, 2009, the term of Mr. Sabra’s employment agreement was extended until December 31, 2010.

(3)

This amount includes $250,000 of severance, representing 12 months of Mr. Sabra’s salary at his prevailing rate in effect at September 30, 2009, and $48,449, representing the market value of 28,333 shares of unvested restricted stock that would vest immediately upon termination.  See “Outstanding Equity Awards at Fiscal Year-End 2009.”

(4)	This amount represents six months of severance at Mr. McKenna’s salary rate in effect at September 30, 2009.

(5)

This amount includes $175,000 of severance, representing 12 months of Mr. McKenna’s salary at his prevailing rate in effect at September 30, 2009, and $13,680, representing the market value of 8,000 shares of unvested restricted stock that would vest immediately upon termination.  See “Outstanding Equity Awards at Fiscal Year-End 2009.”

Director Compensation

The following table sets forth information regarding compensation of our directors for Fiscal 2009.  Mr. Sabra is omitted from this table because, as an executive officer, he is not entitled to additional compensation for his services as director.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	Total ($)
Bruce Galloway	32,500	11,400	43,900
Louis Lipschitz	34,500	11,400	45,900
John Chiste	34,500	11,400	45,900
Fred Hamilton	34,500	11,400	45,900
Michael Schiffman	32,500	11,400	43,900
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(1)

Under our policy relating to compensation of directors, each non-employee director receives an annual stipend of $20,000, payable in quarterly increments of $5,000, and the chairman of each committee receives an additional $2,000 annual stipend per committee chair. In addition, each non-employee director receives $2,000 for each board meeting attended, except fees payable for telephonic meetings are $500 per meeting, subject to certain exceptions, and $1,000 for each committee meeting attended, unless the committee meeting is held in conjunction with a meeting of the Board (in which case no additional fee is payable), and is entitled to reimbursement for actual and reasonable travel expenses incurred for attendance at such meetings.

(2)

The dollar values under “Option Awards” represent the compensation cost of the award to the Company computed in accordance with FAS 123(R).  Under FAS 123(R) compensation cost is initially measured based on the grant date fair value of the award and recognized over the period or periods services are provided in exchange for the award (the vesting period).  The values in the table represent the cost of this compensation to us in Fiscal 2009.  FAS 123(R) also requires the calculation of potential award forfeitures, which information is not presented in the table.  See Note 7 to the Financial Statements included in our Annual Report on Form 10-K that accompanies this Proxy Statement for a description of the assumptions used in valuing awards of stock options.

                As reflected in the “Option Awards” column of the table above, in Fiscal 2009 each non-employee director was granted options to purchase 10,000 shares of Common Stock under the 2007 Plan at an exercise price of $1.80 per share, which was equal to the quoted market price of Common Stock on the February 12, 2009, grant date.  In the event any such director ceases to serve as a director, such options expire 90 days after termination of the director relationship.  The Company has maintained the policy of annual grants of 10,000 options to non-executive directors at an exercise price equal to the market price therefore on the date of the grant since 2003.

Employment Agreements

Please refer to the information under the caption “Post Employment Compensation”, above, for information relating to benefits to which Mr. Sabra and Mr. McKenna are entitled under their agreements upon termination of employment.

Under their respective agreements Mr. Sabra is employed as President (chief executive officer) of the Company at an annual salary of $250,000, and Mr. McKenna is employed as chief financial officer of the Company at an annual salary of $175,000.  The term of each agreement expires December 31, 2010, the employment term having been extended one year from December 31, 2009, effective October 2009 in accordance with the notice and renewal provisions.  Each agreement provides for successive one-year renewal terms, unless either party provides written notice of its intention not to renew the agreement not later than 90 days prior to the end of the term (or renewal period). If Forward gives such notice, subject to certain conditions, the executive would be entitled to receive severance as detailed above under “Post-Employment Compensation.”  No stock options or other equity compensation is granted to either executive pursuant to these agreements.

In August 2008 Mr. Sabra’s agreement was amended, and Mr. McKenna entered into an employment agreement.  The primary purpose of these actions was to grant change of control protection and benefit.  These actions did not effect any change to salary or other compensation, except for the change of control benefits and insofar as clarifying the terms of Mr. Sabra’s severance under certain circumstances and as to conferring severance benefits on Mr. McKenna, as discussed above under “Post Employment Compensation.”  The terms of their agreements are substantially similar except those terms relating to title, responsibilities, reporting duties, and certain terms relating to post-employment compensation.  See “Grants of Plan-Based Awards in Fiscal 2008” above for information relating to awards granted to these executives.

Under their agreements Mr. Sabra and Mr. McKenna are eligible to receive non-equity, performance-based incentive (bonus) compensation in each year of the term of his agreement based on financial targets set by the Compensation Committee at the beginning of each fiscal year.  Such targets may be based on certain levels or percentages of pre-tax income or other measures of financial performance and other, performance-based, non-financial goals, as fixed by the Committee in its sole discretion.  Under their agreements the executives are entitled to participate under all applicable Company employee benefit plans.

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Apart from termination at the expiration of the employment term, each agreement is terminable by the Company for “cause” or upon death or “disability” and by the executive for “good reason.”   The agreements define “cause” as: (a) willful misconduct in connection the performance of duties, including misappropriation of funds or property, or (b) securing for himself or a family member or related entity an improper profit or benefit, or (c) any material breach of a restrictive covenant in his agreement or other breach of fiduciary duty owed the Company, or (d) acting in a manner adverse to the Company’s interests to gain an advantage for himself or a family member or related entity, or (e) a willful failure, neglect or refusal to perform his duties or services which is not remedied within 30 days, or (f) a conviction or nolo contendere or guilty plea in connection with a felony.  The agreements define “good reason” as: (a) assignment to the executive without his consent of duties inconsistent with his position, title, or reporting requirements or other action that diminishes his authority or duties, unless the action is remedied by the Company within 30 days after notice, or (b) a decrease in annual salary rate, or (c) failure by the Company to perform a material obligation that is not remedied after notice.  Under each executive’s employment agreement, the definition of “disability” may be summarized as any disability, illness or incapacity as a result of which the executive can not perform the services contemplated by his agreement for 120 or more consecutive days or for 180 days in any consecutive 12-month period.

Upon the occurrence of a “change of control” the executives are entitled to the severance and other benefits described above under “Post-employment Compensation.”  Under the agreements a “change of control” is deemed to have occurred if: (i) any Person (other than the Company or its Affiliates) becomes the Beneficial Owner directly or indirectly of 50% or more of the voting power represented by the Company’s Common Stock; or (ii) under certain circumstances during any two-year or shorter period, the directors in office at the beginning of such period, or directors nominated for election by such directors, cease to constitute a majority of the Board, except in respect of transactions enumerated in clauses (i), (iii), or (iv) of this definition agreed to be effected by such directors, or (iii) the Company enters into any consolidation, merger, or other business combination or reorganization whereby the shareholders of the Company immediately prior to such transaction  own less than 50% of the voting power of the surviving entity immediately after such transaction, or (iv) the consummation of a plan or agreement for the sale or disposition of all or substantially all the assets of the Company (other than such sale after which such assets are owned directly or indirectly by the shareholders of the Company in the same proportion as prior to such transaction, or (v) any other transaction results that the Board determines in its discretion would materially alter the structure of the Company or its ownership.

Each executive named above has agreed to be bound by certain covenants that restrict his ability to compete with the Company or solicit the employment of Company employees after the term of his employment, prohibits disclosure of Company confidential information, and restricts the executive, subject to certain customary exceptions, from making investments in entities that compete with the Company.

Report on Repricing of Options/Sars

                We did not adjust or amend the exercise price of stock options previously awarded to any of our officers or directors

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information, as of December 17, 2009, with respect to the beneficial ownership of our Common Stock by (i) each director/director nominee, (ii) each of our executive officers named in the “Summary Compensation Table under "Executive Compensation and Related Information" who served in an executive capacity during Fiscal 2009, and (iii) all our current directors and executive officers, as a group (seven persons).

Identity of Beneficial Owner	Number of Shares of common stock	Notes	Percent of Class
Directors and Executive Officers
John F. Chiste 1801 Green Road, Suite E Pompano Beach, FL. 33064	20,000	(d) (e)	*

Bruce Galloway 1801 Green Road, Suite E Pompano Beach, FL. 33064	50,000	(a) (b) (c) (d) (e)	*

Fred Hamilton 1801 Green Road, Suite E Pompano Beach, FL. 33064	20,000	(d) (e)	*

Louis Lipschitz 1801 Green Road, Suite E Pompano Beach, FL. 33064	40,000	(b) (c) (d) (e)	*

James McKenna 1801 Green Road, Suite E Pompano Beach, FL. 33064	19,500	(f)	*

Douglas Sabra 1801 Green Road, Suite E Pompano Beach, FL. 33064	75,000	(g)	*

Michael Schiffman 1801 Green Road, Suite E Pompano Beach, FL. 33064	373,427	(d) (e) (h)	4.7%

All directors and executive officers as a group (7 persons)	597,927		7.4%

*Less than 1 percent

(a)	Includes 10,000 shares of Common Stock subject to currently exercisable options at an exercise price of $15.91 per share.

(b)	Includes 10,000 shares of Common Stock subject to currently exercisable options at an exercise price of $6.02 per share.

(c)	Includes 10,000 shares of Common Stock subject to currently exercisable options at an exercise price of $2.85 per share.

(d)	Includes 10,000 shares of Common Stock subject to currently exercisable options at an exercise price of $2.20 per share.

(e)	Includes 10,000 shares of Common Stock subject to exercisable options at an exercise price of $1.80 per share.
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(f)

Includes 2,000 shares of restricted Common Stock that vest in equal proportions on January 2, 2009 and 2010, and 4,000 shares of restricted Common Stock that vest in equal proportions on December 18, 2010 and 2011 and 7,500 shares of restricted Common Stock that vest in equal proportions on December 10, 2011, 2012 and 2013.

(g)

Includes 6,667 and 6,666 shares of restricted Common Stock that vest on January 2, 2010 and 2011, and 10,000 shares of restricted Common Stock that vest in equal proportions on December 18, 2010 and 2011 and 10,000 shares of restricted Common Stock that vest in equal proportions on December 10, 2011, 2012 and 2013.

(h)

Includes 32,000 shares of Common Stock held by the CAIGOS Foundation, a 501(c)(3) corporation established and controlled by Mr. Schiffman and certain members of his immediate family, as to which shares Mr. Schiffman disclaims beneficial ownership.

See “Securities Authorized for Issuance Under Equity Compensation Plans”, above.

Change in Control

                To our knowledge, no change of control has occurred since the beginning of Fiscal 2009.  We do not know of any arrangements, including any pledge of our Common Stock by holders, the result of which may at a future time result in a change in control of the Company.

Section 16(a)  Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, our directors and executive officers and persons who beneficially own more than ten percent of each class of our equity securities that is registered under the Exchange Act are required to file the following reports with the Commission:  Form 3 initial reports of ownership and status as an officer or director; Form 4 reports of changes in ownership of Common Stock and other equity securities of the Company; and Form 5 reports with respect to any fiscal year in which other reports may not have been filed.  Officers, directors, and persons who beneficially own more than ten percent of a registered class of our equity securities are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) forms they file.  To our knowledge, based solely on review of the copies of Forms 3 and 4 and amendments thereto furnished to us during the fiscal year ended September 30, 2007, and Form 5 reports and amendments thereto furnished to us with respect to that fiscal year, and based on written representations that no Form 5 or other reports were required with respect to the fiscal year ended September 30, 2009, all Section 16(a) filing requirements applicable to our officers and directors and beneficial owners of more than ten percent of our Common Stock were complied with on a timely basis.

Certain Relationships, Director Independence, and Related Transactions

Director Independence.  Our Board of Directors has determined that each of Messrs. Chiste, Galloway, Hamilton and Lipschitz is an "independent director" within the meaning of that term as specified in Nasdaq Marketplace Rule 5605(a)(2).  Such directors constitute the entire membership of  the Audit Committee, Compensation Committee, and Nominating and Governance Committee of the Board of Directors in compliance with NASDAQ Marketplace Rules 5605(c)(2), 5605(d), and 5605(e).  See “Structure and Practices of the Board of Directors—Board of Directors and Director Independence.”

Related Transactions.  See "Executive Compensation and Related Information" for information relating to compensation arrangements between the Company and its executive officers and between the Company and its non-employee directors. None of the directors engaged in a transaction requiring disclosure under Item 404 of Regulation S-K.

                The Nominating and Governance Committee of the Board of Directors under its charter is charged with the responsibilities of identification, review, evaluation, and approval or rejection of related party transactions (as described in Item 404 of Regulation S-K under the Exchange Act) and conflicts of interest between the Company and any related party.  In evaluating any such transaction or potential conflict of interest, the Committee evaluates, among other factors, the utility and cost of services or property to be received by the Company, an assessment of whether comparable property or services can be obtained at better rates in the relevant market, the benefit to be received by the related party, whether such benefit is proper and appropriate in all respects, the absence of any actual or potential harm or prejudice to the Company and its business interests and prospects, and whether the transaction as a whole is believed to be fair and reasonable.  Pursuant to its Charter mandates, the Committee has adopted governance principles that, among other matters, (i) requires a specific resolution approving any transaction in which any director would provide services to the Company outside his duties as director and (ii) prohibits a director from receiving a personal, compensatory benefit (i.e., one that is not shared by directors or shareholders generally on a pro rata basis), directly or indirectly, arising from a transaction in which the Company is a party or otherwise involved.

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In respect of the fiscal year ended September 30, 2009, Steven Malsin, our corporate secretary, billed us $122,172 (including $1,781 accrued in respect of September 2009 that was not billed as of September 30, 2009) for legal services rendered by his firm.  In addition, for services Mr. Malsin performed as our corporate secretary in respect of Fiscal 2009, he received $16,500 and 5,000 options to acquire shares of the Company’s common stock at an exercise price of $1.80 which was equal to our stock price on the grant date. The award vests in three equal annual installments commencing on the first anniversary date of the grant.

MATTERS RELATING TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Report of the Audit Committee

The report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be or be deemed to be incorporated by reference into any prior or subsequent filing by Forward under the Securities Act of 1933 or the Exchange Act except to the extent expressly incorporated by reference.  The Committee’s report is as follows:

“Under its Charter, the purposes of the Audit Committee are to assist the Board of Directors of the Company in its oversight of (i) the quality and integrity of the Company’s financial statements, (ii) compliance with legal and regulatory requirements, (iii) the independent auditors’ independence, qualifications, and performance,  and (iv) the Company’s internal control over financial reporting, and to prepare this report.  Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, the reporting process, and the effectiveness of internal control over financial reporting.  Management is also responsible for maintaining the Company’s accounting and financial reporting principles and controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The Company’s independent registered public accounting firm, Kaufman, Rossin & Co., P.A., is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and reviewing the unaudited quarterly financial statements.

The Committee reviewed the Company’s audited, consolidated financial statements in respect of the fiscal year ended September 30, 2009, included in the Company’ Annual Report on Form 10-K and discussed with management, Kaufman, Rossin, and in executive session the quality, not just the acceptablility, of such financial statements.  Management represented to the Committee that the audited consolidated financial statements were prepared in accordance with generally accepted accounting principles.  The Committee met and reviewed with management and Kaufman, Rossin the latter’s judgments as to the fair and complete presentation of the Company’s application of accounting principles.  The Committee, with and without management present, reviewed and discussed with Kaufman, Rossin the results of its examinations, the overall quality of the Company’s financial reporting, the reasonableness of significant judgments, and the quality of disclosures.  In addition, the Committee reviewed and discussed with management and Kaufman, Rossin management’s annual report on internal control over financial reporting.

The Audit Committee discussed with Kaufman, Rossin the overall scope and plan for its audit of the above-referenced financial statements.

The Committee discussed with Kaufman, Rossin the matters required to be discussed by Statement of Auditing Standards No. 114 as amended, The Auditor’s Communication with those Charged with Governance.  The Committee received the written disclosures and the letter from Kaufman, Rossin required by applicable requirements of the Public Company Accounting Oversight Board regarding Kaufman, Rossin’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant's independence from management and the Company.  Thc Committee has concluded that Kaufman, Rossin is independent from the Company and from its management.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, that the Company’ audited financial statements as at, and for the year ended, September 30, 2009, be included in the Annual Report on Form 10-K for such fiscal year, for filing with the Securities and Exchange Commission.  The Committee has selected and the Board approved, subject to shareholder ratification, the appointment of Kaufman, Rossin as the Company’s independent registered public accounting firm.”

This report is submitted on behalf of the members of the Audit Committee*:

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This report is submitted on behalf of the members of the Audit Committee*:

John F. Chiste, Chairman
Bruce Galloway
Fred Hamilton
Lou Lipschitz

____________________

*The report of the Audit Committee is dated December 8, 2009.

Principal Accountant Fees and Services

                Our Audit Committee must pre-approve all audit and non-audit services involving Kaufman, Rossin & Co., P.A., the Company's independent auditors.  Unless an audit or non-audit type of service to be provided to the Company by our independent registered public accounting firm has received general pre-approval from the Audit Committee, it requires specific pre-approval by the Audit Committee.  In addition to review and audit work necessary for the Company to file required reports under the Exchange Act (i.e., quarterly reports on Form 10-Q and annual reports on Form 10-K), the Company's independent auditors may perform non-audit services other than those prohibited by the Sarbanes-Oxley Act of 2002, provided that they are pre-approved by the Audit Committee.  Non-audit services that our independent accountants may not provide include:  bookkeeping or other services related to the accounting records or financial statements of the audit client; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution-in-kind reports; actuarial services; internal audit outsourcing services; and legal services and expert services unrelated to the audit.

                Our Audit Committee regularly meets to review and approve the audit and review scope concerning the audit or review of the Company's financial statements to be filed with the Securities and Exchange Commission, including the audit fees associated with this service. Furthermore, the fees and terms of permitted non-audit services that are recurring, if any, must be approved by the Audit Committee.

                Proposals for other (i.e., non-recurring) non-audit services to be performed by the Company's independent auditors that are allowable in accordance with this policy must be pre-approved by the Audit Committee.  The Company's chief financial officer will review for compliance with this policy and obtain necessary pre-approvals.

Audit Fees

The following table sets forth the aggregate fees for professional services billed to us by Kaufman, Rossin & Co., P.A.  for professional services rendered in Fiscal 2009 and Fiscal 2008.

	Year Ended September 30,
	2009	2008
Audit Fees [1]....................................................	$152,674	$140,100
Audit-related Fees [2].........................................	0	0
Tax Fees [3]......................................................	0	0
Other Fees [4]...................................................	0	0
	$152,674	$140,100

[1]

Includes fees billed for audit of our audited consolidated financial statements for the fiscal years ended September 30, 2009 and 2008, and for reviews performed with respect to our unaudited, quarterly consolidated financial statements published during such periods included in Form 10-Q, including services that are normally provided by Kaufman, Rossin & Co., P.A., in connection with statutory and regulatory filings, such as the issuance of consent letters.

[2]

Includes the aggregate fees billed for the fiscal years ended September 30, 2009 and 2008, for assurance and related services by Kaufman, Rossin & Co., P.A., that are reasonably related to the performance of the audit or review of Forward's financial statements and not reported under Audit-related Fees.  The Company incurred no such cost in either period.

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[3]	Includes the aggregate fees billed for the fiscal years ended September 30, 2009 and 2008, for tax compliance and tax advice including preparation and filing of the Company's U.S. Federal and state income tax returns by Kaufman, Rossin & Co., P.A. The Company incurred no such cost in either period.

[4]	Includes the aggregate fees billed for the fiscal years ended September 30, 2009 and 2008, by Kaufman, Rossin & Co., P.A. and not included in the other categories included in the table. The Company incurred no such cost in either period.

       PROPOSAL 2

APPROVAL OF AMENDMENT TO FORWARD INDUSTRIES, INC.
2007 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF
SHARES OF COMMON STOCK AUTHORIZED FOR GRANTS BY 400,000 SHARES

Background

                In February 2007 and in May 2007 our Board of Directors and our shareholders approved the Forward Industries, Inc. 2007 Equity Incentive Plan, pursuant to which up to 400,000 shares of our Common Stock was authorized for awards of restricted stock and options to purchase Common Stock to our employees, directors, and officers. The 2007 Equity Incentive Plan is sometimes referred to in this Proxy Statement as the 2007 Plan.  Of the 400,000 shares of Common Stock originally authorized under the 2007 Plan, after all award grants made by our Compensation Committee from May 2007 through December 2009, only 75,500 shares remain available.  See the Table below under the caption “Benefits to Named Executive Officers and Others” for information relating to recipients of awards under the 2007 Plan from shareholder approval in May 2007 to date.  Your Board of Directors believes that the aggregate level of grants during the past six years, overlapping the period prior to the time the 1996 Stock Incentive Plan expired in November 2006, has been very modest.

                The Company has previously disclosed that a core element of its business plan is to make a strategic acquisition.  Your Board of Directors believes that having available shares under an equity-based incentive compensation plan is a key factor affording flexibility in the negotiation of a strategic transaction.  In addition, your Board believes that management and non-executive employees have performed credibly in a very difficult environment to preserve cash and reduce operating expense.

                If shareholders do not approve the amendment to increase 2007 Plan shares at the Annual Meeting, the Company will not have available to it any viable means of equity-based incentive compensation in order to provide incentives for management, strategic partners, and other personnel.  In addition, the absence of an equity-based compensation plan by which to grant periodic rewards for past and future performance would have a very limiting effect on the Company's ability to attract and retain prospective managerial personnel and other key employees as well as to retain and attract non-executive directors.  It might also be noted that, at current prices of the Common Stock, the compensation expense attributable to the authorization of the additional shares in the proposed Amendment is quite modest and the Company may be forced to increase its cash compensation to its directors and or its management team.

                Of the 400,000 shares originally authorized for issuance under the Plan in May 2007, 324,500 have been issued pursuant to existing awards and 75,500 shares remain available for issuance and grant to incentivize and reward current and prospective executive officers, non-executive employees, and non-executive directors.  The Compensation Committee of your Board of Directors has determined that it is advisable and in the best interests of the Company and our shareholders that an amendment to the 2007 Plan be adopted to increase the number of shares of our Common Stock that may be issued under the 2007 Plan by an additional 400,000 shares.  Accordingly, the Board of Directors in December 2009 adopted a resolution proposing such amendment to the 2007 Plan and directed that it be submitted for approval at the 2010 Annual Meeting of Stockholders.

If shareholders approve the proposed amendment to the 2007 Plan at the Annual Meeting or any adjournment thereof, we intend to file a registration statement on Form S-8 under the Securities Act of 1933 in order to register the sale of shares of Common Stock that are the subject of awards of restricted stock and stock options made under the 2007 Plan.

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Additional Information Concerning the Plan

The following summary of the 2007 Plan is qualified in its entirety by reference to the full text of the Plan, Statement a copy of which is included as Exhibit 1 to this Proxy Statement, the terms of which are incorporated herein by reference.

Effectiveness of Plan. The Plan became effective upon shareholder approval in May 2007.  The amendment to the Plan to increase the number of shares of Common Stock authorized for awards under the Plan by 400,000 shares is subject to shareholder approval at the 2010 Annual Meeting of shareholders.

Shares Available. The total number of shares of Common Stock reserved and authorized under the Plan upon shareholder approval in May 2007 was 400,000, subject to adjustment for certain specified changes to the Company's capital structure, such as a stock dividend or split, recapitalization, merger, reorganization, or similar change applicable to all shareholders on a pro rata basis. Of such original 400,000 shares, as of December 17, 2009, 75,500 remain available for grant.  If Proposal No. 2 to increase the number of shares of Common Stock authorized for awards under the Plan by 400,000 is approved by shareholders, the total number of shares authorized and available for award would be 475,500,  If an award under the Plan  terminates, or the conditions to satisfying the award are not satisfied, without  the shares subject thereto being issued and delivered, the shares subject to such award will thereafter be available for further awards under the Plan.

Eligibility. All directors (six persons if all nominees are elected), officers (two persons), and employees (approximately 35 persons) who provide services to the Company are eligible to participate in the Plan.

Administration. The administrator of the Plan will be the Compensation Committee or any other committee of two or more independent directors that the Board of Directors designates to serve as the administrator of the Plan. The committee serving as administrator (the "Committee") will, among other things, have the authority in its sole discretion to: administer, construe, and interpret the Plan and awards and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including the authority to grant awards; to determine the persons to whom awards shall be granted; to determine the number of awards to be granted and the number of Shares to which an Award may relate and the terms, conditions, restrictions, limitations, and (as applicable) performance goals relating to any award, whether or not specifically set forth in the Plan; to determine under what circumstances an award may be cancelled, forfeited, exchanged, or surrendered; to make adjustments in any applicable performance goals in recognition of unusual or nonrecurring events; to prescribe, amend, and rescind rules and regulations relating to the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

In addition, the Committee may, in its sole and absolute discretion, without amendment to the Plan: waive or amend the operation of Plan provisions respecting vesting or exercisability after termination of employment (except termination for cause) and, except as otherwise provided, adjust any of the terms of any Award; accelerate the vesting or exercise date or waive or adjust any condition or restriction imposed with respect to the vesting or exercise of an award, provided that the Committee determines that such acceleration, waiver or other adjustment is in the best interests of the Company and necessary or desirable in light of extraordinary circumstances.  However, no award outstanding under the Plan may be re-priced, re-granted through cancellation or exchange, or otherwise amended to reduce the price applicable thereto (other than with respect to adjustments made in connection with a transaction or change in the Company's capitalization applicable to all shareholders on a pro rata basis) without the approval of the Company's shareholders.

Restricted Stock: The Committee will fix the terms of each award, to be set forth in a restricted stock agreement, including, to the extent relevant, the purchase price, if any, which may consist of such sum of money so that the restricted stock is fully paid upon issuance; a vesting schedule; and requirements and conditions to achieve vesting, including the achievement of performance goals, as appropriate. The shares will be subject to such vesting periods and other restrictions and conditions as the Committee determines. No individual may be granted more than 200,000 shares in a fiscal year.

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Stock Options: The Committee will fix the terms of each award, to be set forth in a stock option agreement. Grantees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to any other terms and conditions specified in connection with the option grant. The exercise price of an option is determined by the Committee, but may not be less than the fair market value (as defined in the Plan) of the shares on the date of grant. The exercise price for incentive stock options granted to any participant holding more than 10% of the voting power of all shares of Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant. No option once granted, may be repriced nor may the Committee provide for the cancellation of outstanding stock options and the grant in substitution therefore of new awards having a lower exercise price that constitutes a repricing, unless such repricing or deemed repricing is approved by the shareholders of the Company. The maximum term of each option will be ten years, but a maximum of five years in the case of grants to participants holding more than 10% of Common Stock.  Subject to this limit, the times at which each option will be exercisable and provisions requiring forfeiture of unexercised options at or following termination of employment for cause or upon the occurrence of other events generally are set forth in the Plan or will be fixed by the Committee. Options may be exercised by payment of the exercise price in cash or  shares (which may include through broker-assisted cashless exercise procedures).

Acceleration of Vesting Schedule and Other Changes.  If certain corporate transactions constituting a corporate change in control as specified in the Plan (which in certain cases may be as determined in the Committee's reasonable discretion) occur, the Committee may make appropriate or equitable adjustments to the Plan and awards, including (1) the number of shares of Common Stock that can be granted; (2) the number and kind of shares or other securities subject to any then outstanding  awards and (3) an acceleration of the vesting or exercise of awards under the Plan.  Similarly, in the event a grantee retires, resigns, dies, or becomes permanently disabled (as defined in the Plan), or the employment or other relationship between the grantee and the Company terminates (other than a termination for cause), the Committee may, in its discretion, accelerate the vesting or exercise of awards and/or may permit such awards to be transferred to the grantee's executor, administrator or other personal representative.

Amendment.  The Board of Directors may amend the Plan at any time and from time to time, provided that (1) no  amendment  may deprive any person of any rights granted under the Plan before the effective date of such amendment, without such person's consent; and (2) without approval of the shareholders of the Company, the Board may not (a) increase the maximum number of shares that may be awarded under the Plan (other than increases due to adjustments made to the Company's capitalization that affect all shareholders pro rata, as described above), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan.  Shareholder approval is also required for any such amendment if and to the extent the Board of Directors determines that such approval is appropriate or necessary for purposes of satisfying Section 162(m), Section 409A, or Section 422 of the Internal Revenue Code or Rule 16b-3 under the Exchange Act or other applicable law or the requirements of any securities exchange upon which the securities of the Company trade.

Term of Plan. No award may be granted under the Plan after the close of business on the day immediately  preceding the tenth anniversary of the adoption of the Plan by the Board of Directors.  However, all awards made prior to the tenth anniversary of such adoption will remain in effect in accordance with their terms.

Committee Members Protected. The Plan provides that no member of the Committee will be personally liable for any action, determination, or interpretation taken or made with respect to the Plan, unless such action, determination, or interpretation constitutes criminal misconduct, gross negligence or demonstrates bad faith, and that all members of the Committee will be fully protected by the Company with respect to actions, determinations or interpretations in the absence of such misconduct.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2007 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding non-qualified deferred compensation.

Under Section 162(m) of the Internal Revenue Code, we are generally precluded from deducting compensation in excess of $1 million per year paid to our chief executive officer and our next four highest paid executive officers.  For purposes of this  limitation, there is excluded from compensation any payments that an executive receives under performance-based Plans that meet certain requirements specified by the Internal Revenue Code. For this purpose, it is intended that  the Plan terms satisfy the criteria of Section 162(m).

Changes to these laws could alter the tax consequences described below.

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Incentive Shares Options. A participant will not have income upon the grant of an incentive shares option. Also, except as described below, a participant will not have income upon exercise of an incentive shares option if the participant has been employed by the Company or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the grant date and ending three months before the exercise date. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Non-qualified Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the shares acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the shares. If a participant sells the shares more than two years after the grant date and more than one year after the exercise date, then all of the profit will be long-term capital gain. If a participant sells the shares prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the shares for more than one year and otherwise will be short-term. If a participant sells the shares at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term.

Non-qualified Stock Options. A participant will not have income upon the grant of a non-qualified stock option. A participant will have compensation income upon the exercise of a non-qualified stock option equal to the value of the shares on the exercise date less the exercise price. Upon sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the exercise date. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the shares less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the date of grant. If the participant does not make an 83(b) election, then when the shares vest the participant will have compensation income equal to the value of the shares on the vesting date less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date.

Payment of withholding taxes. The Company will deduct from each grantee's salary or wages, or, at the option of the grantee, the grantee shall pay to the Company, the amount of any tax required by any governmental authority to be withheld on account of an award, the lapse of restrictions on restricted stock, or the exercise of an option. The Committee may, in its sole discretion, permit a grantee the right to satisfy, in whole or in part, any tax withholding requirement resulting from the lapse of restrictions or option exercise by electing to require the Company to purchase that number of unrestricted shares of Common Stock designated by the grantee at a price equal to the closing price for Common Stock.

Tax Consequences to the Company. Except as discussed herein there will be no income tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code. The Committee may determine to accelerate an award upon a change of control.  In such event, all or a portion of the relevant  award may be deemed a "parachute payment." Under  provisions of the Internal Revenue Code, (1) the recipient of an "excess parachute  payments" (as defined in Section 280G of the Internal Revenue Code) would be required to pay a 20% excise tax  thereon (in addition to income tax otherwise owed) and (2) the "excess parachute  payment" would not be deductible to the Company.  The Plan does not provide for any gross-up or indemnification payment to any Plan participant in the event of any tax on any such parachute payments, and the Company has not agreed to make any such gross-up or indemnification payment to any executive in the event such a tax is levied.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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Benefits to Named Executive Officers and Others

The following table sets forth with respect to each named executive officer listed in the Summary Compensation Table who is eligible for benefits under the 2007 Plan and each group listed below, the distribution of awards under the 2007 Plan during the period May 2, 2007, through December 17, 2009.

AWARDS MADE UNDER THE 2007 EQUITY INCENTIVE PLAN FROM MAY 2, 2007 THROUGH DECEMBER 17, 2009
		Number of Units
Name and Position	$ Value of Grants *	Restricted Stock	Stock Options
Douglas W. Sabra, President (chief executive officer) and Acting Chairman of the Board	181,250	65,000	10,000
James O. McKenna, Vice President, Chief Financial Officer and Assistant Secretary	54,750	19,500	7,500
Executive Officers as a Group (2)	236,000	84,500	17,500
Non-Executive Directors as a Group (8)	255,700	--	150,000
Non-Executive Employees as a Group (9)	228,130	99,000	5,000

*The estimated dollar value for restricted stock is calculated based on the fair market value on the grant date in respect of each award in accordance with FAS 123(R). Table includes 31,500 shares that were issued but cancelled and returned to the plan because the vesting requirements were not met or that expired unexercised.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth, as of September 30, 2009, the number of shares of our Common Stock, our only class of equity securities, issuable upon exercise of outstanding options, warrants and other rights, the weighted average exercise price of such options, warrants and other rights and the number of shares of common stock available for future issuance pursuant to all “equity compensation plans” relating to our common stock. Equity compensation plans include those approved by our shareholders, as well as those not approved by our shareholders.

Equity Compensation Plan Information as of September 30, 2009

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders: 1996 Stock Incentive Plan............... 2007 Equity Incentive Plan.............	30,000 125,000	$9.32 $2.13	-- 146,500
Equity compensation plans not approved by security holders	75,000	$1.75	--
Total...................................................	230,000	$3.52	146,500

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The terms of the 2007 Equity Incentive Plan are summarized above.  The terms of the 1996 Stock Incentive Plan were approved by shareholders and are summarized in Note 7 in the Notes to Consolidated Financial Statements included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended September 30, 2009, a copy of which accompanies this Proxy Statement.  The 1996 Stock Incentive Plan expired in accordance with its terms in November 2006 but options authorized and outstanding under the Plan that were not exercised remained outstanding until the earlier of the exercise thereof or the expiration thereof set forth in the terms of grant.  Equity compensation not approved by shareholders relates to the issuance of warrants to purchase shares of common stock to a shareholders relations consultant as partial consideration for services for investor relations matters in 1999.

New Plan Benefits

Any future awards granted to eligible participants under the 2007 Plan are subject to the discretion of the Compensation Committee of the Board of Directors and, therefore, are not determinable at this time. It has been the policy of the Compensation Committee to recommend to the Board of Directors that each non-executive director receive an annual grant of 10,000 stock options in accordance with the directors’ compensation program.  See “Compensation Discussion and Analysis – Director Compensation.”

Shareholder Vote Required

Under the New York Business Corporation Law, the affirmative vote of a majority of the votes duly cast at the Annual Meeting on this Proposal 2 is required for the approval of the proposed amendment to the 2007 Plan.  Under the New York Business Corporation Law, a vote to "abstain" will not be counted as a "vote cast.”  If your shares of Common Stock are held in “street” name by a broker, bank, or other nominee, it will vote your shares as you direct; but it will not have authority to vote your shares on this Proposal 2 unless you furnish the broker, bank, or nominee specific voting instructions to approve, disapprove, or abstain from voting on the Proposal. Votes that are not cast by brokers because they have received no instructions from one or more of their customers are known as "broker non-votes" and will not count as "votes cast" on this Proposal 2.  Shares of Common Stock represented by proxies duly returned by a broker holding such shares in nominee or "street" name will be counted for purposes of determining whether a quorum exists for the Annual Meeting, even if such shares are not voted on this Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE FORWARD INDUSTRIES, INC. 2007 EQUITY INCENTIVE PLAN TO INCREASE THE SHARES OF COMMON STOCK AUTHORIZED FOR GRANT UNDER THE PLAN, WHICH IS DESIGNATED AS PROPOSAL 2 ON THE ENCLOSED PROXY CARD.

PROPOSAL 3

APPROVAL OF AMENDMENT TO FORWARD INDUSTRIES
RESTATED CERTIFICATE OF INCORPORATION
TO REDUCE THE SHAREHOLDER VOTE REQUIREMENT FOR CERTAIN SIGNIFICANT TRANSACTIONS

Background

                Prior to February 1998, the New York Business Corporation Law, or “BCL”, required a shareholder vote of two-thirds of all outstanding shares to approve a (i) merger or consolidation, (ii) sale, lease, exchange, or other disposition of all or substantially all the assets of the corporation not in the ordinary course of business, (iii) a binding share exchange involving a business combination, or (iv) dissolution of the corporation.  Effective February 22, 1998, the BCL was amended to require a shareholder vote of only a majority of all outstanding shares to approve these and certain other transactions.  However, under these BCL amendments any corporation in existence before February 22, 1998, such as Forward, is still required to obtain a two-thirds shareholder vote for these matters unless its certificate of incorporation is amended to provide for a vote of the majority of shares outstanding.  Such an amendment of the certificate of incorporation requires the affirmative vote of two-thirds of the outstanding shares.

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                The 1998 amendments to the BCL were intended to eliminate burdensome and outdated requirements that were effectively preventing New York corporations from obtaining shareholder approvals for significant transactions because the voting requirement was so difficult and costly to achieve.  The two-thirds vote requirement was also out of step with most modern corporation statutes, including that of Delaware, which requires only the majority vote of stockholders for the types of matters that is being proposed in Proposal No. 3 on your Proxy Card.

                A copy of the Company’s Restated Certificate of Incorporation is appended at the end of this Proxy Statement as Exhibit 2.

Effect of Action; Importance

                If shareholders approve this Proposal No. 3, a new paragraph TENTH of Forward’s Restated Certificate of Incorporation will be added substantially as follows:

“If (i) any plan of merger or consolidation, (ii) any sale, lease, exchange, or other disposition of all or substantially all the assets of the Corporation not made in the usual or regular course of business actually conducted by the Corporation, (iii) any plan for a binding share exchange, or (iv) dissolution of the Corporation is required to be adopted or approved by the shareholders of the Corporation under BCL Section 903, 909, 913, or 1001, respectively, or as any such statute of the BCL may be amended, such action shall be adopted or approved by a majority of the votes of all outstanding shares entitled to vote thereon.”

                Your Board of Directors believes that majority shareholder approval for these extraordinary transactions is consistent with currently accepted principles of corporate governance and democracy as reflected in the amended BCL.  These amendments will make governance of the Company more flexible and responsive to actions that your Board and management believe are in the best interests of shareholders.

                The Company has previously disclosed as one of its strategic initiatives the desire to enter into an acquisition or other business combination in order to diversify and/or strengthen its business.  Changes in the Company’s cell phone case product customer market subsequent to 2006 have left the Company overly concentrated in the diabetic diagnostic kit case product line and OEM customers in that product line, as disclosed in “Risk Factors” in our Annual Report on Form 10-K for Fiscal 2009, a copy of which accompanies this Proxy Statement.  This, concentration risk, together with weakness in the broad economy and in our revenues and net income, led your Board to its decision to pursue a strategic acquisition or business transaction.

                The Company has evaluated several potential acquisition targets, The anticipated difficulty of achieving the two-thirds vote requirement has narrowed our flexibility in considering alternate transaction structures.  The two-thirds vote hurdle has also contributed to a high level of uncertainty on our part in our ability to achieve that vote in order to consummate a transaction as well as on the part of any potential negotiating partner where shareholder approval is required.  Your Board of Directors and management consider Proposal No. 3 to be very important to the Company’s potential to achieve a transaction of interest to it.

The principal purpose of Proposal No. 3 is to reduce the shareholder voting requirement from two-thirds to a majority of all shares outstanding for approval of an acquisition, consolidation, or merger.  However, Proposal No. 3 also proposes to make the same reduction in required vote for other types of transactions, approval of which under the BCL, would require a two-thirds vote of shareholders unless Proposal No. 3 is approved.  We are including such other types of transactions in the proposed amendment of our Restated Certificate of Incorporation because your Board thinks it is consistent with modern principles of good governance to provide for shareholder majority rule and because it is more cost effective and efficient to address reduction of the shareholder voting requirements all at once rather than in multiple steps.  At the present time, the Company is not aware of, nor is it engaged in, any negotiations with a potential acquisition partner and no transaction has been proposed that the Company is evaluating.  Similarly, the Company is not aware of, and is not engaged in, any plans, discussions, negotiations or other arrangements with respect to any of the types of transactions referred to in clauses (ii), (iii), or (iv) of the proposed amendment.

Shareholder Vote Required

                The affirmative vote of holders of two-thirds of the shares of Common Stock outstanding on the record date is required to approve this proposal No. 3.  Thus, shareholders who do not vote or who vote to abstain will in effect be voting against the amendment.  Brokers, banks, and other nominees who hold shares of Common Stock as nominees may have discretionary authority to vote such shares in favor or against this proposal if they have not received voting instructions from holders who hold their shares in “street” name.

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 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF FORWARD’S RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE SHAREHOLDER VOTING REQUIREMENT FOR CERTAIN SIGNIFICANT TRANSACTIONS, WHICH IS DESIGNATED AS PROPOSAL 3 ON THE ENCLOSED PROXY CARD

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Appointment of Accountants

Our Board of Directors is recommending to shareholders that they ratify the appointment of Kaufman, Rossin & Co., P.A., as Forward’s independent registered public accounting firm for the fiscal year ending September 30, 2010.

Shareholder approval of the appointment is not required.  The Board believes that obtaining shareholder ratification of the appointment is a sound governance practice.  Our Board of Directors, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of our Company and its shareholders.

Representatives of Kaufman, Rossin & Co., P.A. will be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Shareholder Vote Required

The affirmative vote by a majority of the votes of Common Stock cast at the Annual Meeting by holders of shares present in person or by proxy is required to ratify the appointment of Kaufman, Rossin & Co., P.A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KAUFMAN, ROSSIN & CO., P.A., AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF FORWARD FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2010, WHICH IS DESIGNATED AS PROPOSAL 4 ON THE ENCLOSED PROXY CARD.

OTHER PROPOSALS

The Board of Directors is not aware of any matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting.  If other matters properly come before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares of Common Stock they represent in accordance with their best judgment in the interest of Forward.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2011

Shareholder proposals intended to be considered for inclusion in our proxy statement and form of proxy for presentation at our 2011 annual meeting of shareholders relating to the fiscal year ending September 30, 2010 (currently expected to be held in February 2011), in accordance with the procedures set forth in Rule 14a-8 under the Exchange Act must be sent to our offices at 1801 Green Road, Suite E, Pompano Beach, Florida 33064, addressed to the attention of our Corporate Secretary/Annual Meeting, and must be received not later than August 30, 2010.  All proposals must comply with applicable Securities and Exchange Commission rules and regulations

Outside the processes of Rule 14a-8 under the Exchange Act, our by-laws establish an advance notice  procedure for shareholders to submit  nominations of  candidates for election of director or to bring other business before our annual meeting.  The following information is based on the Company’s Amended and Restated By-Laws that were adopted by our Board of Directors in November 2007.  A copy of the Amended and Restated By-Laws is included as part of the Current Report on Form 8-K, filed on December 5, 2007, and is available for viewing on our website   http://www.forwardindustries.com/corporate_governance.php.

34

In general, under these procedures, a shareholder that proposes to nominate a candidate for director or propose other business at an annual meeting of shareholders must give us written notice of such nomination or proposal not less than 120 days and not more than 150 days prior to the anniversary date of the prior year’s annual meeting (February 9), which means that we must receive shareholder proposals for the 2011 annual meeting after September 12 and before October 12, 2010.  However, if the meeting date in 2011 changes by more than 30 days before or after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such changed annual meeting date or the 10th day following the day on which we first make a public announcement of the date of such meeting by means of a press release or filing with the Securities and Exchange Commission.   In respect of shareholder nominations for directors, in the event that the number of directors to be elected to the Board of Directors is increased and if all nominees for director, or the fact of the increase in number, is not publicly announced at least 70 days' prior to the first anniversary of the preceding year’s annual meeting, then a nomination must be made not later than the 10th day  following  the  first date of public disclosure of all such nominees or such increased number of directors. Such notice must provide certain information as specified in our by-laws and must be received at our  principal executive offices by the deadline specified above.  See Proposal 1: Election of Directors—Nominees for Election as Directors” and “Structure and Practices of the Board of Directors—Nominating and Governance Committee.”

OTHER MATTERS

Indemnification Insurance

                New York law permits a corporation to purchase insurance covering a corporation's obligation to indemnify directors and officers and also covering directors and officers individually, subject to certain limitations, in instances in which they may not otherwise be indemnified by the corporation. The Company maintains insurance policies from American International Group, Inc., Ace American Insurance Company, and Chubb Insurance in respect of indemnification of officers and directors and also covering indemnification for officers and directors individually in certain cases where additional exposure might exist. The policies expire June 16, 2010. The annual premium cost of the policies was approximately $143,000 in Fiscal 2009.

WE UNDERTAKE TO PROVIDE TO EACH SHAREHOLDER WITHOUT CHARGE BY FIRST CLASS MAIL WITHIN ONE BUSINESS DAY OF WRITTEN OR ORAL REQUEST A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2009, INCLUDING THE FINANCIAL STATEMENTS FILED THEREWITH, AND A COPY OF OUR AMENDED AND RESTATED BY-LAWS. WRITTEN REQUESTS FOR SUCH REPORT AND/OR BY-LAWS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, FORWARD INDUSTRIES, INC., 1801 GREEN ROAD, SUITE E, POMPANO BEACH, FLORIDA 33064, AND ORAL REQUESTS SHOULD BE MADE TO FORWARD AT (954) 419-9544.

By order of the Board of Directors,
Steven A. Malsin
Secretary

December 28, 2009

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

35

PROXY STATEMENT EXHIBIT 1

FORWARD INDUSTRIES, INC.

2007 EQUITY INCENTIVE PLAN

     1. Purpose. The purpose of the Forward Industries, Inc. 2007 Equity Incentive Plan (the “Plan”) is to promote and further the growth and profitability of the Company by offering incentives to selected key personnel and directors who have the capacity for contributing in substantial measure toward the growth and profitability of the Company, and to attract and retain such key individuals, by making discretionary grants of Stock Options and/or Restricted Stock.  The Plan has been adopted and approved by the Board of Directors and shall become effective as provided in Section 16 hereof.

     2. Definitions. For purposes of the Plan the following terms shall have the indicated meanings unless otherwise expressly provided or unless the context otherwise requires:

     (a) “Affiliate” shall mean an affiliate within the meaning of Rule 12b-2 under the Exchange Act, and shall include a Subsidiary.

     (b) “Award” means an award of Options or Restricted Stock pursuant to the provisions of the Plan.

     (c) “Board” means the Board of Directors of the Company.

     (d) “Cause” shall mean, unless otherwise determined by the Committee: (1) in the case where there is no employment or consulting agreement between the Grantee and the Company or any Subsidiary at the time of grant or where such an agreement exists but does not define “cause” (or words of like import), the Grantee’s (i) dishonesty or fraud, (ii) insubordination, willful misconduct, or refusal to perform services, (iii) unsatisfactory performance of services or material breach of any written agreement between the Grantee and the Company or any Subsidiary, (iv) disclosure to anyone outside the Company or its Affiliates, or use in other than the Company’s or its Affiliates’ business, without authorization from the Company, of any confidential information or material relating to the business of the Company or its Affiliates, acquired by the Grantee either during or after employment or other service with the Company or its Affiliates, or (v) attempt directly or indirectly to induce any employee of the Company or its Affiliates to be employed or perform services elsewhere or attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or its Affiliates, or (2) in the case where there is an employment or consulting agreement between the Grantee and the Company or any Subsidiary at the time of grant which defines “cause” (or words of like import), the meaning ascribed to such term under such agreement.

     (e) “Certificate” means either a physical paper stock certificate or electronic book entry or other electronic form of account entry evidencing the ownership of Shares issued upon exercise of an Option or grant of Restricted Stock as a result of an Award.  Such Certificates may bear a restrictive legend, as set forth herein.

    (f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

    (g) “Committee” means a committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is (1) an “outside director” within the meaning of Section 162(m) of the Code, (2) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (3) an “independent director” as defined in The Nasdaq Stock Market Rule 4200.   Unless otherwise determined by the Board of Directors from time to time, the Committee shall mean the Compensation Committee of the Board of Directors or such other committee of the Board as may be appointed by the Board to administer the Plan in accordance with Section 3 hereof, provided in each case that its membership satisfies the foregoing qualifications.

     (h) “Company” means Forward Industries, Inc., a New York corporation.

     (i) “Corporate Change in Control” means the first to occur of the following events:

        (i) any Person or group  (as such terms are defined in the Exchange Act and regulations thereunder) is or becomes the beneficial owner (as defined in the Exchange Act or regulations thereunder), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person or group any securities acquired directly from the Company or its Affiliates)  representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person or group who becomes such a beneficial owner in connection with a transaction which is a merger or consolidation;

EX-1-1

        (ii) the election to the Board, without the recommendation or approval of a majority of the incumbent Board (as of the date on which the Plan becomes effective), of directors constituting a majority of the number of directors of the Company then in office, provided, however, that directors whose election or appointment following such effective date is recommended or approved by a majority of the members of the incumbent Board shall be deemed to be members of the incumbent Board for purposes hereof, provided further that directors whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company will not be considered as members of the incumbent Board for purposes of this paragraph (ii); or

        (iii) the occurrence of any other event that the incumbent Board of Directors in its sole reasonable discretion determines should be considered a Corporate Change in Control.

     (j) “Covered Employee” means an employee within the meaning set forth in Section 162(m) of the Code.

     (k) “Director” means an individual serving on the Board as a result of the election by shareholders or appointment by incumbent directors.

     (l) “Employee” means any individual employed by the Company or any Subsidiary.

     (m) “Exchange Act” means the United States Securities Exchange Act of 1934.

     (n) “Fair Market Value” as of any date shall mean, unless otherwise required by the Code or other applicable law, the closing sale price per Share as published by the principal national securities exchange on which the Shares are traded on such date or, if there is no sale of Shares on such date, the average of the bid and asked prices on such exchange at the close of trading on such date, or if the Shares are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over-the-counter market at the close of trading on such date, or if the Shares are not traded on a national securities exchange or the over-the-counter market, the value of one Share on such date as determined in good-faith by the Committee.

     (o) “Grantee” means an Employee, Director, or Officer to whom an Award has been granted hereunder.

     (p) “Incentive Stock Option” shall mean an Option that is intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

     (q) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

     (r) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.

     (s) “Option Agreement” means the agreement pursuant to which an Incentive Stock Option or Non-Qualified Stock Option is granted in accordance with Section 7, a form of which, subject to completion by appropriate insertions, modifications, restrictions, and limitations, as determined by the Committee in its sole discretion, provided that such insertions, modifications, restrictions, and limitations are not inconsistent with the terms of the Plan, is attached hereto as Exhibit A.

     (t) “Performance Goals” means, and shall be based on, one or more of the following business criteria: revenue growth; net income; earnings per share; earnings before any one or more of the following items: interest, taxes, depreciation or amortization; operating or pre-tax income; cash flow; return on equity; return on invested capital; return on assets; cost reductions or savings; funds from operations; appreciation in the market value of Shares; product market share or any other quantitative or qualitative measure deemed appropriate by the  Committee.  Where applicable, Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, as determined by the Committee. The Performance Goals may be subject to a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance above which full vesting will occur. Each of the Performance Goals shall be determined, where applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

EX-1-2

     (u) “Permanent Disability” means disability of the Grantee that prevents him or her from performing the customary duties of his or her employment or other service for the Company or its Affiliates by reason of physical or mental incapacity that is expected to be of indefinite duration or result in death, or as defined in an applicable agreement entered into by the Grantee and the Company or its Affiliate, or as determined by the Committee in accordance with uniform and non discriminatory standards adopted by the Committee, in the absence of which the provisions of Section 22(e)(3) of the Code shall apply.

     (v) “Restricted Stock” means the Shares awarded upon the terms and conditions and subject to the restrictions set forth in Section 6 and in the Grantee’s Restricted Stock Agreement.

     (w) “Restricted Stock Agreement” means the agreement pursuant to which Restricted Stock is issued in accordance with Section 6, a form of which, subject to completion by appropriate insertions, modifications, restrictions, and limitations, as determined by the Committee in its sole discretion, provided that such insertions, modifications, restrictions, and limitations are not inconsistent with the terms of the Plan, is attached hereto as Exhibit B.

     (x) “Shares” means shares of Common Stock, par value $.01 per share, of the Company.

     (y) “Subsidiary” means any corporation or business trust the majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company.

     (z) “Termination of Employment” means the time when the employee-employer relationship between the Employee and the Company or a Subsidiary is terminated for any reason, including, but not limited to, a termination by resignation (including retirement), discharge, death, Permanent Disability or the disaffiliation of a Subsidiary, but excluding any such termination where there is a immediate reemployment (other than part time employment or consulting) by either the Company or a Subsidiary.

     (aa) “Transfer Restrictions” means the restrictions on transfer on Restricted Stock set forth in Section 6 hereof.

     3. Administration of the Plan.  (a) Committee. The Plan shall be administered by the Committee.  The Committee shall have the authority in its sole and absolute discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the number of Awards to be granted, the number of Shares to which an Award may relate and the terms, conditions, restrictions, limitations (including without limitation the exercise and vesting conditions relating thereto, as applicable), and (as applicable) Performance Goals relating to any Award, whether or not specifically set forth in the Plan; to determine whether, to what extent, and under what circumstances an Award may be cancelled, forfeited, exchanged, or surrendered; to make adjustments in any applicable Performance Goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine and interpret the terms and provisions of Option Agreements, Restricted Stock Agreements, and any other instrument under the Plan; and to make any and all determinations and interpretations and take such other actions as may be deemed necessary or advisable in order to carry out the provisions, intent, and purposes of the Plan.

     (b) Committee Action. (i) The Committee may, in its sole and absolute discretion, without amendment to the Plan, except in the case of Termination of Employment or other relationship for cause, waive or amend the operation of Plan provisions respecting vesting or exercise after Termination of Employment or service to the Company or a Subsidiary and, except as otherwise provided herein, adjust any of the terms of any Award. The Committee may also accelerate the vesting date or waive or adjust any other condition or restriction imposed hereunder with respect to the vesting of an Award, provided that the Committee determines that such acceleration, waiver or other adjustment is in the best interests of the Company and necessary or desirable in light of extraordinary circumstances. Except as set forth herein, no amendment or modification of an outstanding Award may adversely affect the terms of a Grantee’s Award without the Grantee’s written consent.  Notwithstanding anything in the Plan to the contrary, no Award outstanding under the Plan may, directly or indirectly, be re-priced, re-granted through cancellation or exchange, or otherwise amended or modified to reduce the price applicable thereto (other than with respect to adjustments made in connection with a transaction or change contemplated by Section 10 hereof) without the approval of the Company’s shareholders.  (ii) A majority of the members of the Committee shall constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The determinations of the Committee, including with regard to questions of construction, interpretation and administration, shall be final, binding and conclusive on all persons.

EX-1-3

     (c) Members Protected. (i) No member of the Committee shall be personally liable for any action, determination, or interpretation taken or made with respect to the Plan, unless such action, determination, or interpretation constitutes willful misconduct, fraud, gross negligence or demonstrates bad faith, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation except as aforesaid.  (ii) The Company shall indemnify and hold harmless each member of the Committee and the Board and any employee of the Company who provides assistance with the administration of the Plan from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including the advancement of reasonable legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person’s willful misconduct, fraud, gross negligence, or bad faith.

     4. Plan Limitations; Shares Subject to the Plan. (a) Share Limit. The maximum number of Shares that may be issued or transferred under the Plan shall be 400,000 Shares in the aggregate, consisting of Shares underlying Options and Restricted Stock, subject to adjustment pursuant to the provisions of Section 10.  Such shares may be authorized but unissued Shares or authorized and issued Shares held in the Company’s treasury.  Any (i) Options and (ii) Restricted Stock that have been awarded under the Plan but are subsequently forfeited, surrendered, cancelled, remain unexercised at Option expiration or termination, or otherwise revert to the Plan pursuant to the provisions hereof or of an Award may again be issued as Awards under the Plan.

(b) Grantee Limit. The total number of shares (i) underlying Options or (ii) of Restricted Stock subject to one or more Awards awarded to any one Grantee in any tax year of the Company shall not exceed 200,000 Shares subject to adjustment as provided in Section 10.

     5. Eligibility for Participation. The Committee shall from time to time in its absolute discretion select Grantees from among those persons who, in the opinion of the Committee are in a position to contribute materially to the growth and success of the Company.  Notwithstanding the foregoing, Incentive Stock Options may only be granted to persons who are employed by the Company or a Subsidiary at the time of grant.

     6. Restricted Stock Awards. (a) Grant of Award. The Committee may, from time to time, grant Restricted Stock Awards to eligible Employees, Directors, and Officers.   Each Award shall be evidenced by a Restricted Stock Agreement between the Company and the Grantee, which Agreement shall contain terms prescribed by the Plan and such other terms and conditions, limitations, and restrictions as the Committee may deem necessary or advisable. The purchase price, if any, of Restricted Stock awarded under the Plan shall be set forth in the Restricted Stock Agreement and shall not be less than the amount required for the issuance of fully paid, non-assessable Shares under the Certificate of Incorporation of the Company.

(b) Vesting. At the time of the Award of shares of Restricted Stock, the Committee shall establish a vesting date or vesting dates with respect to such Award. The Committee may divide Awards into classes and assign a different vesting date for each class. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 6(c) are satisfied, upon the occurrence of the vesting date with respect to a share of Restricted Stock, such Share shall vest and the Transfer Restrictions shall lapse.

(c) Restrictions. Restricted Stock shall be subject to the following restrictions:

     (i) no Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of during such time as such Restricted Stock is subject to the restrictions provided in this Section 6;

     (ii) The restrictions with respect to the Restricted Stock shall be specified in, and shall lapse in accordance with, the provisions hereof and as established by the Committee and set forth in each Grantee’s Restricted Stock Agreement.

     (iii) Each Certificate issued with respect to Restricted Stock shall be registered in the name of the Grantee and deposited, together with a stock power duly executed in blank by the Grantee, with the Company or, if the Committee so specifies, with a third party custodian or trustee, and shall bear the following, or a similar, legend:

“The transferability of this certificate and the shares of Common Stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) contained in the Forward Industries, Inc. 2007 Equity Incentive Plan  and the Restricted Stock Agreement entered into between the registered owner and Forward Industries, Inc. A copy of such Plan and Agreement are on file in the offices of Forward Industries Inc., 1801 Green Rd., Suite E., Pompano Beach, Fl., 33064.”

EX-1-4

    (iv) Awards of Restricted Stock granted to Covered Employees (or employees who, in the Committee’s determination, may become Covered Employees) that are performance based shall vest only after the attainment of Performance Goals has been certified by the Committee.

     (d) Certificates. Upon the vesting of Shares of Restricted Stock and at the expiration of the restrictions provided herein and in the Restricted Stock Agreement, the Company will cause a new Certificate to be delivered to the Grantee (or in the case of the Grantee’s death (where the Committee has determined that unvested Shares under an Award shall not be subject to forfeiture) to his or her legal representative, beneficiary or heir), free of any legend provided herein for such number of Shares as to which such restrictions shall have lapsed; provided, however, that the Company shall not be required to issue fractional Shares.

     (e) Rights of Grantee. During the applicable period of restriction as to any Restricted Stock, a Grantee shall be the record owner thereof and shall be entitled to vote such Shares and receive all dividends and other distributions paid with respect to such Shares; provided that if any such dividend or distribution is paid in Shares, the Shares so received shall be subject to the same restrictions as the Restricted Stock with respect to which such dividend or distribution was paid.  The Committee in its discretion may require that any dividends paid on Restricted Stock be held in escrow until all restrictions or conditions to the vesting of such Shares have lapsed, and the Committee may provide in the agreement such other restrictions terms or conditions with respect to the treatment and holding of any shares, cash or other property that may be received as consideration or in exchange for Restricted Stock.

7. Stock Options.

     (a) Grant of Award. The Committee may, from time to time, grant Option Awards to eligible Employees, Directors, and Officers.   Each Award shall be evidenced by an Option Agreement between the Company and the Grantee, which Agreement shall contain terms prescribed by the Plan and such other terms and conditions, limitations, and restrictions as the Committee may deem necessary or advisable.

    (b) Type of Options. Subject to the provisions hereof, the Committee may grant Incentive Stock Options and Non-Qualified Stock Options to eligible personnel upon such terms and conditions as the Committee deems appropriate.

     (c) Option Term. Unless sooner terminated, all Options shall expire not more than ten (10) years after the date the Option is granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, not more than five (5) years).

     (d) Exercise Price. The exercise price per Share covered by an Option may not be less than one hundred percent (100%) of the Fair Market Value per Share on the date the Option is granted (or, in case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value per Share on the date the Option is granted).  The “date the Option is granted” shall refer to the date on which the Committee definitively authorizes the grant of the Option (or upon the date on which all conditions, if any, imposed by the Committee in conditioning the grant, have been satisfied).

     (e) Exercise of Options. The Committee may establish such vesting and other conditions and restrictions on the exercise of an Option and/or upon the issuance of Shares in connection with the exercise of an Option as it deems appropriate. All or part of the exercisable portion of an Option may be exercised at any time during the Option term, except that, without the consent of the Committee, no partial exercise of an option may be for less than one hundred (100) shares.  All Options shall be exercisable during a Grantee’s lifetime only by the Grantee.

     (f) Payment of Exercise Price. An Option may be exercised by transmitting to the Company: (i) a written notice specifying the number of Shares to be purchased, and (ii) payment of the full exercise price, together with the amount, if any, deemed necessary by the Committee to enable the Company to satisfy its federal, state, foreign or other tax withholding obligations with respect to such exercise. The Committee may establish such rules and procedures as it deems appropriate for the exercise of Options. The exercise price of Shares acquired pursuant to the exercise of an Option may be paid in cash, certified or bank check and/or such other form of payment as may be approved by the Committee and permitted by applicable law from time to time, including, without limitation, unrestricted, fully paid Shares that have been owned by the holder for at least six (6) months (free and clear of any liens and encumbrances).

EX-1-5

     (g) Termination of Options.  (i) Termination due to Death or Disability. If a Grantee’s employment or other service terminates due to his or her death or Permanent Disability (or if the Grantee’s employment or other service is terminated by reason of his or her Permanent Disability and the Grantee dies within one year of such termination of employment or other service), then: (i) that portion of an Option that is not exercisable on the date of termination shall immediately terminate, and (ii) that portion of an Option that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, by the Grantee (or the Grantee’s designated beneficiary or representative) during the one year period following the date of termination (or, during the one year after the later death of a disabled Grantee) or, if sooner, until the expiration of the stated term thereof, and, to the extent not exercised during such period, shall thereupon terminate.

                (ii) Termination for Cause or at a Time when Cause Exists. Unless the Committee shall otherwise decide as being in the best interests of the Company in respect of the portion of an Option that is exercisable, if a Grantee’s employment or other service is terminated by the Company or a Subsidiary for Cause or if, at the time of his or her termination, grounds for a termination for Cause exist, then any Option held by the Grantee (whether or not then exercisable) shall immediately terminate and cease to be exercisable.

                (iii) Other Termination. If a Grantee’s employment or other service terminates for any reason or no reason other than as specified in paragraph 7(g)(i) or 7(g)(ii), then, except as provided for in an employment agreement: (i) that portion of an Option held by the Grantee that is not exercisable on the date of termination shall immediately terminate, and (ii) that portion of an Option that is exercisable on the date of termination shall remain exercisable, to the extent exercisable on the date of termination, by the Grantee during the ninety (90) day period following the date of termination or, if sooner, until the expiration of the stated term thereof, and, to the extent not exercised during such period, shall thereupon terminate.

    8. Additional Terms Relating to Options and Restricted Stock Awards.

     (a) Conditions. At the time of an Award, the Committee may impose such restrictions or conditions to the exercisability of Options or vesting of Restricted Stock as it, in its absolute discretion, deems appropriate, including requiring the achievement of Performance Goals.  If the conditions or restrictions pertaining to such exercisability or vesting in respect of an Award are not satisfied in accordance with their terms, the Award shall be forfeited and the Shares underlying the Options or Restricted Stock, as the case may be, shall revert to the Plan as authorized but unawarded Shares. To the extent not inconsistent with the provisions of the Plan, the Option Agreement and Restricted Stock Agreement, as the case may be, shall govern the rights and obligations of the Grantee (and any person claiming through the Grantee) with respect to the Option and Restricted Stock.  To the extent that an Award made to a Covered Employee is performance based and is intended to satisfy the criteria set forth in Code Section 162(m), it shall be based on and subject to achievement of the Performance Goals as set forth in the Option Agreement or Restricted Stock Agreement relating to such Award.  To the extent that an Award of Options becomes exercisable or an Award of Restricted Stock is to vest based upon the continued employment of the Participant, such Award shall vest pursuant to a schedule as the Committee may determine in its sole discretion.

     (b) Rights Upon Issuance. No person shall have any rights as a shareholder with respect to any Shares covered by or relating to any Award until the date of issuance of a Certificate with respect to such Shares (whether by book entry or in physical, certificated form).  Except as otherwise expressly provided in Section 10, no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date of such Certificate.

     (c) Termination of Relationship. Subject to the terms of of Section 7(g) in the case of Options, unless the Committee otherwise determines in its sole discretion, upon Termination of Employment or other relationship between the Grantee and the Company or any Subsidiary of the Company (or the successor of any such company) for any reason, all Shares relating to an Award (or part thereof) which on the date of termination is not exercisable, or which has not vested, or as to which the restrictions thereon shall not have lapsed shall be immediately forfeited to the Plan as authorized but unawarded Shares and the corresponding Award (or part thereof) shall immediately terminate on such date; provided, however, the Committee may not so determine in the case where the Employment or other relationship is terminated for cause.

    (d) Change of Control.  In the event of a Corporate Change of Control, the Committee may, in its discretion, and subject to compliance with the other terms and conditions of the Plan,  make appropriate or equitable adjustments to the Plan and awards, including (1) the number of shares of Common Stock that can be granted; (2) the number and kind of shares or other securities subject to any then outstanding  awards and (3) an acceleration of the vesting or exercise of awards under the Plan.

    (e) Cancellation of Awards. Unless an Option Agreement or Restricted Stock Agreement specifies otherwise, the Committee will cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired Option or unvested Restricted Stock at any time if the Grantee is not in compliance with all material applicable provisions of the Award and the Plan. Upon exercise of an Option and as a condition to issuance of Certificates pursuant to Section 6(d), the Grantee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and Restricted Stock Agreement or Option Agreement, as applicable.

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    9. Amendment of the Plan. The Board may at any time and from time to time modify or amend the Plan in any respect; provided, that without approval of the shareholders of the Company the Board may not increase the maximum number of Shares that may be awarded under the Plan (other than increases due to adjustments in accordance with Section 10), materially modify the requirements as to eligibility for participation in the Plan, or otherwise materially increase the benefits accruing to participants under the Plan; and provided, further, that shareholder approval shall be required for any such amendment if and to the extent the Board of Directors determines that such approval is appropriate or necessary for purposes of satisfying Section 162(m), Section 409A, or Section 422 of the Code or Rule 16b-3 under the Exchange Act or other applicable law or the requirements of any securities exchange upon which the securities of the Company trade. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 3, which discretion may be exercised without amendment to the Plan.  Any modification or amendment to the Plan shall not, without the written consent of any Grantee, adversely affect the Grantee’s rights under an outstanding Award granted prior to such modification or amendment.

     10. Dilution and Other Adjustments. In the event of any change in the number of outstanding Shares by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change affecting all shareholders on a pro rata basis, the Committee shall make such adjustments, if any, as it deems necessary, appropriate, and equitable in the aggregate number or kind of Options or Restricted Stock or other stock or securities which may be awarded pursuant to the Plan, and in the terms and restrictions of each outstanding Award affected thereby. Such adjustments shall be conclusive and binding upon all parties concerned, absent manifest error.

     11. Tax Matters. (a) Withholding.  The Company shall deduct from each Grantee’s salary or wages, or, at the option of the Grantee, the Grantee shall pay to the Company, the amount of any tax required by any governmental authority to be withheld resulting on account of an Award, the exercise of an Option, or the lapse of restrictions on Restricted Stock. The Committee may, in its sole discretion, permit a Grantee the right to satisfy, in whole or in part, any tax withholding requirement so resulting by electing to require the Company to purchase that number of unrestricted Shares designated by the Grantee at the Fair Market Value for Shares on the date of exercise or lapse of restrictions, or if not traded on such day on the next preceding day on which trading occurred. The Company shall not be required to deliver a Certificate for any Shares upon exercise of an Option or lapse of restrictions until all such taxes shall have been paid by the Grantee or the person entitled thereto. The Company shall have the right, but not the obligation, to sell or withhold such number of Shares distributable to the person entitled to such distribution as will provide assets for payment of any tax so required to be paid by the Company for such person unless, prior to such sale or withholding, such person shall have paid to the Company the amount of such tax. Any balance of the proceeds of such a sale remaining after the payment of such taxes shall be paid over to such person. In making any such sale, the Company shall be deemed to be acting on behalf and for the account of such person.

     (b) Section83(B) Election. Each Grantee shall deliver to the Company a signed copy of any instrument, letter, or other document the Grantee may execute and file with the Internal Revenue Service evidencing the Grantee’s election under Section 83(b)(2) of Code to treat the receipt of any Restricted Stock as includable in the Grantee’s gross income in the year of receipt. The Grantee shall deliver a copy of any such instrument of election to the Company not later than the date on which any such election is required to be made in accordance with the appropriate provisions of the Code or applicable Regulations thereunder.

     12. Applicable Laws and Regulations. (a) Issuance. The Company’s obligation to issue any Shares or deliver any Certificate pursuant to an Award shall be subject to such compliance as the Committee in its sole discretion deems necessary or advisable with respect to any and all of the followintg: the listing of such Shares upon the Nasdaq SmallCap Market, or such other market or securities exchange on which the Shares may then be listed; the registration or qualification of such Shares under any federal or state law; the rulings or regulations of any governmental regulatory body; or the obtaining of any approval or consent from any federal state or other governmental agency.

     (b) Listing and Other Conditions. The issuance and transfer of any Shares hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares are in compliance with all applicable laws, regulations of governmental authority and the requirements of the NASDAQ SmallCap Market or such other market or securities exchange on which the Shares may be listed. The Committee may, in its sole discretion, defer the effectiveness of any issuance or transfer of Shares hereunder in order to allow their issuance to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws.  The Committee shall inform the Grantee (or a permitted transferee of such person) in writing of its decision to defer the effectiveness of an issuance or transfer.  If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to Shares, and the right to  perfect any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or shall not result in the imposition of excise taxes on the Company.

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     13. Employment or Other Rights. Nothing in the Plan or in any Option Agreement or Restricted Stock Agreement shall confer upon any Grantee the right to continue in the employ of the Company or its Subsidiaries or shall interfere with or restrict in any way the rights of the Grantee’s employer to discharge the Grantee at any time for any reason whatsoever, with or without cause, subject to such rights, if any, as the Grantee may have under an effective employment or other agreement with the Company or Subsidiary.  No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award at any time shall neither require the Committee to grant any other Award to any other person at any time or preclude the Committee from making subsequent grants to such Grantee or any other person.

     14. Transferability. The Committee may direct that any Option Agreement or Certificate evidencing Shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such Shares, including without limitation the legend contemplated by Section 6(c). Awards granted under the Plan shall not be transferable by a Grantee other than (i) upon Grantee’s death by will or by the laws of descent and distribution (subject to the Committee’s action to permit vesting, exercise, and transfer in such cases), or (ii) pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise determined by the Committee in its sole discretion in accordance with and in furtherance of the purposes of the Plan; provided, however, that no transfer of an Incentive Stock Option may be made pursuant to clause (ii) or (iii) of this sentence. The designation of a beneficiary of an Award by a Grantee shall not be deemed a transfer prohibited by this Section 14.  Neither an Award nor the Shares underlying an Award may be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Award contrary to the provisions of this Section 14, or the levy of any attachment or similar process upon an Award, shall be null and void. No transfer of an Award by will or the laws of descent and distribution (subject to the Committee’s action to permit vesting and transfer in such cases) or as otherwise permitted by this Section 14, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Grantee and to be bound by the acknowledgments made by the Grantee in connection with the grant of the Award.

     15. Dissolution or Liquidation of the Company. Immediately prior to the dissolution or liquidation of the Company other than in connection with transactions to which Section 10 is applicable, all Awards granted hereunder as to which Restricted Stock shall not have vested or Options that have not been exercised shall terminate and become null and void and shall be forfeited immediately prior to such dissolution or liquidation.

     16. Effectiveness; Term of Plan. The Plan shall become effective upon, and its effectiveness is subject to, the approval of the shareholders of the Company at a duly called meeting thereof, provided that such approval occurs within 12 months of Board approval.  The Board may withdraw the Plan for shareholder approval before it has become effective.  After effectiveness, the Board may, at any time, suspend or terminate the Plan.  The Plan shall terminate upon the granting of Awards equaling the maximum number of Shares that may be awarded under the Plan, and thereafter the function of the Committee will be limited to the administration of Option Agreements and Restricted Stock Agreements, as the case may be. Each Award shall remain in effect in accordance with its terms or until the conditions to exercise of Options remain unsatisfied, or restrictions on Restricted Stock have lapsed or the Restricted Stock shall revert to the Company in accordance with the terms hereof. No termination of the Plan shall, without the written consent of the Grantee, adversely affect the rights or obligations under Awards previously granted.  Unless extended or earlier terminated by the Board, the right to grant Awards under the Plan shall terminate on the tenth anniversary of Board approval of the Plan.  Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan and the applicable Option Agreement and Restricted Stock Agreement, as the case may be.

     17. Applicable Law. The Plan shall be construed and enforced in accordance with the law of the State of New York, without reference to its principles of conflicts of law.

     18. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     19. Beneficiary. A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall, subject to the Committee’s action to permit vesting and transfer, be deemed to be the Grantee’s beneficiary.

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     20. Interpretation; Special Rules. The Plan is designed and intended to comply, to the extent applicable to performance-based Awards made under the Plan, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply. The Plan is also intended to comply with the provisions of Section 409A of the Code, and all provisions hereof shall be construed in a manner to so comply.  Notwithstanding anything in the Plan or a Restricted Stock Agreement to the contrary, any provision of an Award that is subject to Section 409A but that does not comply with the requirements of such section shall be null and void and of no force or effect and the Committee shall, upon notice of such non-compliance and in its complete discretion, amend and reform such provision or provisions so as to comply with the provisions of Section 409A. Subject to Section 162(m) and Section 409A of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate, or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Grantees who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards (or amend existing Awards) in accordance with those rules.

     21. Severability. If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Adopted by the Board of Directors on February 6, 2007, and by the shareholders of the Company on ____________.

Forward Industries, Inc. A New York corporation

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Exhibit A

TO THE FORWARD INDUSTRIES, INC.

2007 EQUITY INCENTIVE PLAN

FORM OF STOCK OPTION AGREEMENT

FORWARD INDUSTRIES, INC.
2007 EQUITY INCENTIVE PLAN

1.             Grant of Option.  Pursuant to the Forward Industries Inc.,  2007 Equity Incentive Plan (the “Plan”) for key employees and directors of Forward Industries Inc., a New York corporation  (the “Company”), the Company grants to

[_________________________]
(the “ Grantee”),

who is  [AN EMPLOYEE] A DIRECTOR] of the Company, an option to purchase shares of Common Stock, par value $.01 per share (“Common Stock”), of the Company as follows:

On the date hereof, the Company grants to the  Grantee [AN INCENTIVE OR A NONQUALIFIED] option (the “Option” or “Stock Option”) to purchase [                        ] full shares (the “Optioned Shares”) of Common Stock at an Option Price equal to $[                   ] per share (being the Fair Market Value per share of the Common Stock on this Date of Grant or 110% of such Fair Market Value, in the case of a ten percent (10%) or more stockholder as provided in Code Section 422).  The Date of Grant of this Stock Option is [                         ].

Unless sooner terminated in accordance with the Plan, The Option shall expire on [_________________ ] which is the date immediately preceding the tenth (10th) anniversary of the Date of Grant (or the date immediately preceding the fifth (5th) anniversary of the Date of Grant, in the case of a ten percent (10%) or more stockholder as provided in Code Section 422).

2.             Subject to Plan.  The Stock Option and its exercise are subject to the terms and conditions of the Plan, and the terms of [the Plan]?? shall control in the event of an inconsistency between the Plan and this Stock Option Agreement. The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan.  The Stock Option is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Grantee in writing.

3.             Vesting; Time of Exercise.  Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Optioned Shares shall be vested and exercisable as follows:

Number of Shares	Vesting Date	Remarks

Notwithstanding the above, and if so determined by the Committee, the Optioned Shares vesting schedule may be accelerated  upon a Corporate Change in Control (as defined in Section 2.i of the Plan).

4.             Term; Forfeiture.

a.   Except as otherwise provided in this Agreement, the unexercised portion of the Stock Option that relates to Optioned Shares which are vested will terminate and be forfeited at the first of the following to occur:

i.              5 p.m. on the date the Option Period terminates;

ii.             5 p.m. on the date which is year following the date of the  Grantee’s Termination of Service due to death or Total and Permanent Disability;

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iii.            5 p.m. on the date which is ninety (90) days from the date of the  Grantee’s Retirement;

iv.            5 p.m. on the date of the  Grantee’s Termination of Service by the Company for cause (as defined in the Plan);

v.             5 p.m. on the date which is thirty (90) days following the date of the  Grantee’s Termination of Service to the Company or any reason not otherwise specified in this Section 4.a.;

vi.           For purposes hereof, “Cause” shall be as defined in the Plan.

5.             Who May Exercise.  Subject to the terms and conditions set forth in Sections 3 and 4 above, during the lifetime of the  Grantee, the Stock Option may be exercised only by the  Grantee, or by the  Grantee’s guardian or personal or legal representative.  If the  Grantee’s Termination of Service is due to his death prior to the date specified in Section 4.a.i. hereof, or  Grantee dies prior to the termination dates specified in Sections 4, hereof, and the  Grantee has not exercised the Stock Option as to the maximum number of vested Optioned Shares as set forth in Section 3 hereof as of the date of death, the following persons may exercise the exercisable portion of the Stock Option on behalf of the  Grantee at any time prior to the earliest of the dates specified in Section 4 hereof:  the personal representative of his estate, or the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the  Grantee; provided that the Stock Option shall remain subject to the other terms of this Agreement, the Plan, and applicable laws, rules, and regulations.

6.             No Fractional Shares.  The Stock Option may be exercised only with respect to full shares, and no fractional share of stock shall be issued.

7.             Manner of Exercise.  Subject to such administrative regulations as the Committee may from time to time adopt, the Stock Option may be exercised by the delivery of written notice to the Committee or its designee, setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised, the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon, and whether the Optioned Shares to be exercised will be considered as deemed granted under an Incentive Stock Option as provided in Section 11.  On the Exercise Date, the  Grantee shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, plus any applicable taxes as determined by the Committee, payable as follows:  cash, check, bank draft, or money order payable to the order of the Company, or Common Stock of the Company free and clear of any encumbrances or restrictions and owned by the  Grantee on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the  Grantee has owned at least six (6) months prior to the Exercise Date, and/or in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

8.             Nonassignability.  The Stock Option is not assignable or transferable by the  Grantee except by will or by the laws of descent and distribution.

9.             Rights as Stockholder.  The  Grantee will have no rights as a stockholder with respect to any shares covered by the Stock Option until the issuance of a certificate or certificates to the  Grantee for the Optioned Shares.  The Optioned Shares shall be subject to the terms and conditions of this Agreement regarding such Optioned Shares.  Except as otherwise provided in Section 10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

10.           Adjustment of Number of Optioned Shares and Related Matters.  The number of shares of Common Stock covered by the Stock Option, and the Option Prices thereof, shall be subject to adjustment in accordance with Article 10 of the Plan.

11.           Incentive Stock Option. If this Stock Option is an Incentive Stock Option and, to the extent the fair market value of the shares vesting in any tax year (based on the fair market value of the underlying shares on the Grant Date) exceeds the maximum dollar limit of Incentive Stock Options that can vest in a given tax year (currently $100,000) then, such additional optioned shares shall be deemed granted pursuant to a Nonqualified Stock Option.  Unless otherwise indicated by the  Grantee in the notice of exercise pursuant to Section 7, upon any exercise of this Stock Option, the number of exercised Optioned Shares that shall be deemed to be exercised pursuant to an Incentive Stock Option shall equal the total number of Optioned Shares so exercised multiplied by a fraction, (i) the numerator of which is the number of unexercised Optioned Shares that could then be exercised pursuant to an Incentive Stock Option and (ii) the denominator of which is the then total number of unexercised Optioned Shares.

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12.           Disqualifying Disposition. In the event that Common Stock acquired upon exercise of an Incentive Stock Option is disposed of by the  Grantee in a “Disqualifying Disposition,” such  Grantee shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition.  For purposes hereof, “Disqualifying Disposition” shall mean a disposition of Common Stock that is acquired upon the exercise of an Incentive Stock Option (and that is not deemed granted pursuant to a Nonqualified Stock Option under Section 11) prior to the expiration of either two years from the Date of Grant of this Stock Option or one year from the transfer of shares to the  Grantee pursuant to the exercise of this Stock Option.

13.           Voting.  The  Grantee, as record holder of some or all of the Optioned Shares following exercise of this Stock Option, has the exclusive right to vote, or consent with respect to, such Optioned Shares until such time as the Optioned Shares are transferred in accordance with this Agreement; provided, however, that this Section shall not create any voting right where the holders of such Optioned Shares otherwise have no such right.

14.           Community Property.  Each spouse individually is bound by, and such spouse’s interest, if any, in any Optioned Shares is subject to, the terms of this Agreement.  Nothing in this Agreement shall create a community property interest where none otherwise exists.

15.            Grantee’s Representations.  Notwithstanding any of the provisions hereof, the Grantee hereby agrees that he will not exercise the Stock Option granted hereby, and that the Company will not be obligated to issue any shares to the  Grantee hereunder, if the exercise thereof or the issuance of such shares shall constitute a violation by the  Grantee or the Company of any provision of any law or regulation of any governmental authority.  Any determination in this connection by the Company shall be final, binding, and conclusive.  The obligations of the Company and the rights of the Grantee are subject to all applicable laws, rules, and regulations.

16.           Investment Representation.  Unless the Common Stock is issued to the Grantee in a transaction registered under applicable federal and state securities laws, by his execution hereof, the Grantee represents and warrants to the Company that all Common Stock which may be purchased hereunder will be acquired by the Grantee for investment purposes for his own account and not with any intent for resale or distribution in violation of federal or state securities laws.  Unless the Common Stock is issued to the  Grantee in a transaction registered under the applicable federal and state securities laws, all certificates issued with respect to the Common Stock shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the  Grantee obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.

17.           Legend.  If the issuance of the shares to the Grantee is not registered under applicable federal and state securities laws, then the  following legend shall be placed on all certificates representing Optioned Shares:

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Forward Industries, Inc. 2007 Equity Incentive Plan, a copy of which is on file at the principal office of the Company in Pompano Beach, Florida.  No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan.  By acceptance of this certificate, any holder, transferee or pledge hereof agrees to be bound by all of the provisions of said Plan.”

All Optioned Shares and shares into which Optioned Shares may be converted which are owned by the  Grantee shall be subject to the terms of this Agreement and shall be represented by a certificate or certificates bearing the foregoing legend.

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18.            Grantee’s Acknowledgments.  The  Grantee acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions thereof. The  Grantee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement.

19.           Law Governing.  This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of New York (excluding any conflict of laws rule or principle of New York law that might refer the governance, construction, or interpretation of this agreement to the laws of another state).

20.           No Right to Continue Service or Employment.  Nothing herein shall be construed to confer upon the  Grantee the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an employee or as a director, or interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the  Grantee as an employee, consultant or director at any time.

21.           Legal Construction.  In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

22.           Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement.  The existence of any claim or cause of action of the  Grantee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

23.           Entire Agreement.  This Agreement together with the Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter.  All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement.  Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect.

24.           Parties Bound.  The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.  No person or entity shall be permitted to acquire any Optioned Shares without first executing and delivering an agreement in the form satisfactory to the Company making such person or entity subject to the restrictions on transfer contained herein.

25.           Modification.  No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties.  Notwithstanding the preceding sentence, the Company may amend the Plan or revoke this Stock Option to the extent permitted by the Plan.

26.           Headings.  The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

27.           Notice.  Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the  Grantee, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a.                    Notice to the Company shall be addressed and delivered as follows:

Forward Industries, Inc.
1801 Green Road., Suite E
Pompano Beach, Florida 3064
Attn:  Chief Financial Officer
Facsimile:  (954) 419-9735

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b.                   Notice to the  Grantee shall be addressed and delivered as set forth on the signature page.

28.           Tax Requirements.  The  Grantee is hereby advised to consult immediately with his or her own tax advisor regarding the tax consequences of this Agreement, the availability method, and timing for filing an election to include income arising from this Agreement into the  Grantee’s gross income under Section 83(b) of the Code, and the tax consequences of such election.  By execution of this Agreement, the  Grantee agrees that if the  Grantee makes such an election, the  Grantee shall provide the Company with written notice of such election in accordance with the regulations promulgated under Code Section 83(b).  The Company or, if applicable, any Subsidiary (for purposes of this Section 32, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, local, or other taxes required by law to be withheld in connection with this Award.  The Company may, in its sole discretion, also require the  Grantee receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the  Grantee’s income arising with respect to this Award.  Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock.  Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising  Grantee to the Company of shares of Common Stock that the  Grantee has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii).

The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the  Grantee.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the  Grantee, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

COMPANY:

FORWARD INDUSTRIES, INC.

By:
Name:
Title:

GRANTEE:

Signature

Name:
Address:

EX-1-14

Exhibit B

TO THE FORWARD INDUSTRIES, INC.

2007 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

     RESTRICTED STOCK AGREEMENT (“Agreement”), effective as of _______, 20__, between Forward Industries, Inc., a New York corporation (the “Company”), and ________________, residing at __________________ (the “Grantee”).

     WHEREAS, pursuant to the provisions of the Company’s 2007 Equity Incentive Plan (the “Plan”), the Compensation Committee of the Board of Directors of the Company (the “Committee”) administers the Plan (the “Plan”); and

     WHEREAS, the Committee has determined that the Grantee be granted a Restricted Stock Award under the Plan for the number of Shares (as defined herein) and upon the terms set forth below;

     NOW, THEREFORE, the Company and the Grantee hereby agree as follows:

     1. Grant of Award. The Grantee is hereby granted an Award under the Plan (the “Award”), subject to the terms and conditions hereinafter set forth, with respect to___________ shares of the Company’s Common Stock, $0.01 par value per share (the “Shares”).  The Grantee shall be issued stock Certificates evidencing the Restricted Stock covered by the Award. Such Certificates shall be registered in the name of the Grantee, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to this Award, substantially in the following form:

““The transferability of this certificate and the shares of Common Stock represented hereby are subject to the terms, conditions and restrictions (including forfeiture) contained in the Forward Industries, Inc. 2007 Equity Incentive Plan . and the Restricted Stock Agreement entered into between the registered owner and Forward Industries, Inc. A copy of such Plan and Agreement are on file in the offices of Forward Industries Inc., 1801 Green Rd. Suite E. Pompano Beach, Fl., 33064..””

     The Certificates evidencing such Restricted Stock shall be held in custody by the Company or, if specified by the Committee, with a third party custodian or trustee, until the restrictions thereon shall have lapsed, and, as a condition of this Award, the Grantee shall deliver a stock power, duly endorsed in blank, relating to the Shares covered by this Award.  If the Certificates are issued in book entry form, the Company’s transfer agent shall have custody of the Certificates and maintain the records relating to same.

     2. Transfer Restrictions. Except as expressly provided herein or in the Plan, this Award and the Shares of Restricted Stock issued with respect to this Award are non-transferable otherwise than (i) by will or by the laws of descent and distribution (subject to the Committee’s action to permit vesting and transfer in such cases), or (ii) pursuant to a qualified domestic relations order, as defined by the Code or Title 1 of the Employee Retirement Income Security Act or the rules thereunder, or (iii) as otherwise determined by the Committee. The designation of a beneficiary of an Award by a Grantee shall not be deemed a transfer prohibited by this Section 2.  This Award and the Shares relating thereto may not otherwise be assigned, pledged or hypothecated or otherwise disposed of and shall not be subject to execution, attachment or similar process; any such action shall be null and void.   If the Award and Shares become subject to any such assignment, pledge, hypothecation, disposition, execution, attachment, or similar process, unless the Committee discretion otherwise determines in its sole discretion, upon such action the Award shall immediately become null and void and the shares of Restricted Stock relating thereto shall be forfeited.

     3. Restrictions.  Subject otherwise to the provisions of Section 6 of the Plan, the restrictions on the shares of Shares covered by this Award shall lapse and such shares shall vest upon the following schedule: [INSERT SCHEDULE].

EX-1-15

Upon Termination of [SPECIFY Employment OR OTHER RELATIONSHIP] of the Grantee with the Company or any Subsidiary of the Company (or the successor of any such company) for any reason, the Grantee shall forfeit all rights in shares of Restricted Stock as to which the restrictions thereon shall not have lapsed, and the ownership of such shares shall immediately vest in the Company. [MODIFY AND/OR ADD ADDITIONAL RESTRICTIONS, AS PER COMMITTEE DETERMINATION WITH RESPECT TO AWARD, INCLUDING PERFORMANCE GOALS, AS APPLICABLE]

     4. Voting and Dividend Rights. During the period in which the restrictions provided herein and Section 6 of the Plan are applicable to the Shares covered by the Award, the Grantee shall have the right to vote such Shares and to receive any cash dividends paid with respect to such Shares.  The Committee in its discretion may require that any dividends paid on Restricted Stock be held in escrow until all restrictions or conditions to the vesting of such Shares have lapsed.  Any dividend or distribution payable with respect to Restricted Stock that shall be paid in Shares shall be subject to the same restrictions provided for herein. Any dividend or distribution (other than cash or Shares) payable on shares of Restricted Stock, and any consideration receivable for or in conversion of or exchange for shares of Restricted Stock, unless otherwise determined by the Committee, shall be subject to the terms and conditions of this Agreement or with such modifications thereof as the Committee may provide in its absolute discretion.

     5. Distribution Following End of Restrictions. Upon the expiration of the restrictions provided in Section 3 hereof as to any portion of the Restricted Stock, the Company will cause a new Certificate evidencing such amount of Shares to be delivered to the Grantee, or in the case of his death (subject to the Committee’s action to permit vesting and transfer in such cases) to his or her legal representative, beneficiary or heir, free of the legend regarding transferability; provided, however, that the Company shall not be obligated to issue any fractional Shares.

     6. Tax Withholding and Other Matters. (a)The obligation of the Company to deliver any Certificate to the Grantee pursuant to Section 5 hereof shall be subject to the receipt by the Company from the Grantee of any withholding taxes required as a result of the grant of the Award or lapsing of restrictions thereon. Subject to the consent of the Committee, which may be granted or withheld in its sole discretion, the Grantee may satisfy all or part of such withholding tax requirement by electing to require the Company to purchase that number of  shares of Restricted Stock as to which the restrictions have lapsed designated by the Grantee at a price equal to the closing price for the Shares, as reported on the Nasdaq SmallCap Stock Market, or such other market or exchange on which the Shares may then be listed, on the date of lapse of the restrictions or, if the Shares did not trade on such day, on the next preceding day on which trading occurred.  Notwithstanding anything in the Plan or a Restricted Stock Agreement to the contrary, any provision of an Award that is subject to IRC Code Section 409A but that does not comply with the requirements of such section shall be null and void and of no force or effect and the Committee shall, upon notice of such non-compliance and in its complete discretion, amend and reform such provision or provisions so as to comply with the provisions of Section 409A.

(b) Each Grantee shall deliver to the Company a signed copy of any instrument, letter or other document the Grantee may execute and file with the Internal Revenue Service evidencing the Grantee’s election under Section 83(b)(2) of Code to treat the receipt of any Restricted Stock as includable in the Grantee’s gross income in the year of receipt. The Grantee shall deliver a copy of any such instrument of election to the Company not later than the date on which any such election is required to be made in accordance with the appropriate provisions of the Code or applicable Regulations thereunder.

     7. Securities Laws Requirements. Subject to the provisions of the Plan, the Company shall not be required to issue Shares pursuant to the Award unless and until (a) such Shares have been duly listed upon each stock exchange on which the Company’s Shares are then registered; and (b) the Company has complied with applicable federal and state securities laws in connection with such issuance.

     The Committee may require the Grantee to furnish to the Company, prior to the issuance of any Shares in connection with this Award, an agreement, in such form as the committee may from time to time deem appropriate, in which the Grantee represents that the Shares acquired by him under the Award are being acquired for investment and not with a view to the sale or distribution thereof and such other matters as the Committee may require.

     8. Incorporation of Plan Provisions. This Agreement is made pursuant to the Plan and is subject to all of the terms and provisions of the Plan as if the same were fully set forth herein, and receipt of a copy of the Plan is hereby acknowledged. Capitalized terms not otherwise defined herein shall have the same meanings set forth for such terms in the Plan.

EX-1-16

     9. Miscellaneous. This Agreement (a) shall be binding upon and inure to the benefit of any successor of the Company, (b) shall be governed by the laws of the State of New York, and any applicable laws of the United States, and (c) may not be amended without the written consent of both the Company and the Grantee. No contract or right of employment shall be implied by this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement here on the date first above written.

Forward Industries Inc.	Grantee

________________________________	___________________________________

EX-1-17

PROXY STATEMENT EXHIBIT 2

RESTATED CERTIFICATE OF INCORPORATION

OF

FORWARD INDUSTRIES, INC.

UNDER SECTION 807 OF THE

BUSINESS CORPORATION LAW

FIRST: The name of the Corporation is Forward Industries, Inc.

SECOND: The purposes for which the Corporation is formed are as follows, to wit:

        To manufacture, develop, mold, form, produce, buy, sell, import, export, trade and deal in, plastic and heat sealing substances and materials of all kinds and description, and any and all articles, products and devices composed of plastic and heat sealing material and all articles and things used in connection with such business; to manufacture, develop, mold, form, produce, buy, sell, import, export, trade and deal in any and all articles and items made in whole or in part out of plastic material or related materials or substances, and all articles and things used in connection with such business.

        To engage in the business of buying and selling all equipment, materials, appliances, supplies and articles necessary or convenient for use and application in connection with the said business and incidental thereto.

        To design, create, manufacture, produce, export, import, purchase, acquire, sell, dispose of, and generally deal in and with materials, articles, machinery, apparatus, equipment, appliances, supplies, goods and other personal property of every kind and description, tangible or intangible, and to engage in any mercantile, commercial, manufacturing or trading business of any character.

        To acquire, by purchase or otherwise, own, hold, lease, mortgage, sell, or otherwise dispose of, and generally deal in and with rights and interests in real and personal property of every kind and description.

        To acquire, sell or otherwise dispose of, deal in and with, and grant and obtain licenses for all kinds of intangible property, including patent rights, improvements thereon, inventions, discoveries, formulae and processes, copyrights, trademarks, trade names and designs.

        To the extent permitted by law, to promote, finance, underwrite and assist, financially or otherwise, and to assume and guarantee the obligations of any individual, corporation or other entity, and to purchase or otherwise acquire, hold, own, sell or otherwise dispose of securities and obligations of every nature and kind of any issuer, whether or not incorporated.

        To do all and everything necessary, suitable or proper for the accomplishment of any of the purposes or the attainment of any of the objects hereinbefore set forth, either alone or in association with other corporations, firms or individuals, and to do every other act or acts, thing or things, incidental or appurtenant to or arising out of or connected with the aforesaid business or any part or parts thereof.

THIRD: The aggregate number of shares which the Corporation shall have authority to issue is forty four million (44,000,000), $.01 par value per share, of which four million (4,000,000) shall be designated as “preferred stock” and forty million (40,000,000) shall be designated “common stock.”

        Authority is hereby expressly granted to the Board of Directors of the Corporation from time to time to issue the preferred stock as preferred stock of any series and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the designations, relative rights, preferences, and limitations of such series, to the full extent now or hereafter permitted by the laws of the State of New York.

FOURTH: The office of the corporation is to be located in the City of New York, County of Kings, State of New York.

EX-2-1

FIFTH: The duration of said corporation shall be perpetual

SIXTH: The number of directors shall be not less than three (3) nor more than seven (7).

SEVENTH:  The Secretary of State is designated as the agent of the corporation upon whom process in any action or proceeding against it may be served within the State of New York. The address to which the Secretary of State shall mail a copy of any process against the corporation which may be served upon him pursuant to law is:

Forward Industries Inc.,

C/O Chief Financial Officer

1801 Green Rd., Suite E

Pompano Beach, FL 33064

EIGHTH: No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe for or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation.

NINTH: To the fullest extent permitted by the New York Business Corporation Law as presently in effect or hereafter amended, a director of the Corporation shall not be personally liable to the Corporation or its shareholders for damages for any breach of duty as a director.  Any repeal or modification of this Article by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

EX-2-2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K	C0NTROL # 000000000000 SHARES	123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: x	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

						TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.

The Board of Directors recommends that you vote FOR ALL of the Nominees for Director:			For All	Withhold All	For All Except
1.	Nominees for election as Director.		0	0	0
	01 John F. Chiste	04 Louis Lipschitz
	02 Bruce Galloway	05 Douglas W. Sabra
	03 Fred Hamilton	06 Michael Schiffman

The Board of Directors recommends you vote FOR proposals 2, 3 and 4 below:								For	Against	Abstain
2.	To approve an amendment to the Forward Industries, Inc. 2007 Equity Incentive Plan to increase the number of shares of Common Stock authorized for grants by 400,000 shares.							0	0	0

3.	To approve an amendment to Forward Industries Restated Certificate of Incorporation to reduce the shareholder voting requirement for certain significant transactions to a majority vote of all shares outstanding from two-thirds currently.							0	0	0

4.	To ratify the appointment of Kaufman, Rossin &Co., P.A., as Forward's independent registered public accounting firm for the fiscal year ending September 30, 2010.							0	0	0

5.	To transact such other business as may properly come before the meeting.							0	0	0

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
			Yes	No
Please indicate if you plan to attend this meeting			0	0		Investor Address Line 1
						Investor Address Line 2
						Investor Address Line 3
Materials Election -Check this box if you want to receive a complete set of future proxy materials by mail, at no extra cost. If you do not take action you may receive only a Notice to inform you of the Internet availability of proxy materials.			0			Investor Address Line 4
						Investor Address Line 5
						John Sample
						1234 ANYWHERE STREET
						ANY CITY, ON A1A 1A1

				JOB #				SHARES CUSIP # SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

FORWARD INDUSTRIES, INC.
Annual Meeting of Shareholders
February 09, 2010 9:00 AM
This proxy is solicited by the Board of Directors

The shareholder hereby appoints Douglas Sabra and James O. McKenna, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Forward Industries, Inc. that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Standard Time on February 9, 2010, at the offices of Forward Industries, Inc., 1801 Green Road, Suite E, Pompano Beach, Florida 33064, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED (1) FOR ALL OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR ELECTION AS DIRECTORS; (2) FOR AN AMENDMENT TO THE FORWARD INDUSTRIES, INC. 2007 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR GRANTS BY 400,000 SHARES, (3) FOR AN AMENDMENT TO FORWARD INDUSTRIES RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE SHAREHOLDER VOTING REQUIREMENT FOR CERTAIN SIGNIFICANT TRANSACTIONS TO A MAJORITY VOTE OF ALL SHARES OUTSTANDING FROM TWO-THIRDS CURRENTLY, (4) FOR THE APPOINTMENT OF KAUFMAN, ROSSIN & CO., P.A., AS FORWARD'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2010 AND (5) IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS DESIGNATED ABOVE, WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side